As filed with the Securities and Exchange Commission on March 16, 2012

Securities Act File No. 333-

Investment Company Act File No. 811-4915

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 60

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500 Chicago, Illinois 60606 (Address of principal executive offices)

Registrant’s telephone number: (312) 368-5510

Nathan I. Partain	Lawrence R. Hamilton, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Names and addresses of agents for service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box.  ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, par value $0.001	88,500	$11.30	$1,000,050	$114.61
Rights to Purchase Common Stock	(2)	None	None	None

(1)	Estimated solely for purposes of calculating the registration fee, based on the average of the high and low sales prices of shares of common stock of DNP Select Income Fund Inc. on March 13, 2012 ($11.30 per share), as reported on the New York Stock Exchange consolidated reporting system, in accordance with Rule 457(c).
(2)	No separate consideration will be received by the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS MARCH 16, 2012

DNP Select Income Fund Inc.

[—] Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

DNP Select Income Fund Inc. (the “Fund”) is a closed-end, diversified registered management investment company, which was organized as a Maryland corporation on November 26, 1986. The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective.

The Fund is issuing transferable rights (“Rights”) to its shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on [—], 2012 (the “Record Date”), entitling the holders of those Rights to subscribe (the “Offer”) for an aggregate of [—] shares of the Fund’s common stock, par value $0.001 per share (the “Common Shares”). Record Date Shareholders will receive [—] Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every [—] Rights held (1-for-[—]). Any Record Date Shareholder who is issued fewer than [—] Rights is entitled to subscribe for one full Common Share in the Offer. Record Date Shareholders who fully exercise their Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to subscribe for additional Common Shares that remain unsubscribed as a result of any unexercised Rights. This over-subscription privilege is subject to certain limitations and subject to allotment.

The Fund’s outstanding Common Shares trade on the New York Stock Exchange (“NYSE”) under the symbol “DNP,” as will the Common Shares offered for subscription in the Offer. The Rights are transferable and will be listed for trading on the NYSE under the symbol “[—]” during the course of the Offer, which may afford non-subscribing Record Date Shareholders the opportunity to sell their Rights for value. See “The Offer” for a complete discussion of the terms of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [—]. The Fund will pay a sales load on the Subscription Price. The Offer will expire at 5:00 p.m., Eastern time, on [—], 2012, unless extended as described in this prospectus (the “Expiration Date”).

The net asset value of the Fund’s Common Shares at the close of business on [—], 2012 (the date of this prospectus) was $[—] and the last reported sale price of a Common Share on the NYSE on that date was $[—].

Exercising your Rights and investing in Common Shares involves a high degree of risk and may be considered speculative. Before exercising your Rights and investing in Common Shares, you should read the discussion of the material risks of investing in the Fund, including the risks of leverage, in “Prospectus Summary — Risk Factors” beginning on page [—] of this prospectus and “Risk factors” beginning on page [—] of this prospectus.

(continued from previous page)

Upon completion of the Offer, Common Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. The economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the net asset value per Common Share on the Expiration Date — a relationship that cannot be known as of the date of this prospectus. If the Subscription Price is greater than the net asset value per Common Share as of the Expiration Date (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate accretion to the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to increase). If the Subscription Price is less than the net asset value per Common Share as of the Expiration Date (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate dilution of the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to decrease). Any such dilution would disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current net asset value per Common Share, this dilution could be substantial. The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. See “The Offer — Dilution and Effect of Non-Participation in the Offer.” Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for Common Shares by the subscription agent for the Offer.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Common Share			Total(4)
Estimated Subscription Price(1)	$	[	—]	$	[	—]
Estimated sales load(2)	$	[	—]	$	[	—]
Proceeds, before expenses, to the Fund(3)	$	[	—]	$	[	—]

[Name of Dealer Manager]

(1)	Estimated on the basis of [—]. See “The Offer — Subscription Price.”
(2)	In connection with the Offer, [—], the dealer manager for the Offer (the “Dealer Manager”), will receive a fee from the Fund for its financial structuring and soliciting services equal to [—]% of the Subscription Price for each Common Share issued pursuant to the Offer. The Dealer Manager will reallow a part of its fees to other that have assisted in soliciting the exercise of Rights. The Fund has also agreed to reimburse the Dealer Manager up to an aggregate of $[—] as reimbursement for its expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[—], incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. These fees and expenses of the Offer, including the Dealer Manager fee, will be borne by all of the Fund’s Common Shareholders, including those Record Date Shareholders who do not exercise their Rights. The Fund and its investment adviser have agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended. See “The Offer — Distribution Arrangements.”
(3)

Before deduction of expenses associated with the Offer incurred by the Fund, estimated at $[—], including an aggregate of up to $[—] to be paid to the Dealer Manager as reimbursement for its expenses and up to $[—] of expenses paid by the Fund relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other

(continued from previous page)

brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. Both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the net asset value per Common Share of each Common Shareholder’s Common Shares.
(4)	Assumes all Rights are exercised at the estimated Subscription Price. All of the Rights offered may not be exercised.

The Fund announced the terms of this Offer after the close of trading on the NYSE on [—], 2012.

If you have questions or need further information about the Offer, please write [name of information agent], the Fund’s information agent for the Offer, at [address] or call [telephone number].

The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. Various types of securities and other investments in which the Fund may invest are described under “Investment Objectives and Policies” in this prospectus. The Fund cannot assure you that it will achieve its investment objectives.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The prospectus sets forth concisely the information about the Fund and the Offer that a prospective investor ought to know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and you should retain it for future reference.

Additional information about the Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge. A Statement of Additional Information dated [—], 2012 (the “SAI”) containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page [—] of this prospectus. You may request a free copy of the SAI, request the Fund’s most recent annual and semiannual reports, request information about the Fund and make shareholder inquiries by calling (888) 878-7845 or by writing to the Fund at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. You may also obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C. by calling (202) 551-8090. The SEC charges a fee for copies. The Fund’s most recent annual and semiannual reports are available, free of charge, on the Fund’s website (www.dnpselectincome.com). You can obtain the same information, free of charge, from the SEC’s web site (www.sec.gov).

Management of the Fund	70
Description of capital structure	73
Certain provisions in the Charter and Bylaws and certain provisions of Maryland law	79
Certain United States federal income tax matters	83
Legal opinions	85
Additional information	85
Table of contents of the Statement of Additional Information	86

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the Offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of Common Shares.

i

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this prospectus. This prospectus summary may not contain all of the information that is important to each Common Shareholder. Accordingly, to understand the Offer fully, Common Shareholders are encouraged to read the entire prospectus carefully. Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised. As used in this prospectus, the terms “the Fund,” “our,” and “us” refer to DNP Select Income Fund, Inc., a closed-end, diversified registered management investment company and the issuer of the Rights, unless the context suggests otherwise.

THE OFFER AT A GLANCE

Purpose of the Offer

The board of directors of the Fund (the “Board”) and Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Investment Adviser”), have determined that it would be in the best interests of the Fund, and would result in a net benefit to the Fund’s existing shareholders, to increase the Fund’s assets available for investment, thereby enabling the Fund to take advantage more fully of available existing and future investment opportunities, consistent with its investment objectives, and to increase the asset coverage of the Fund’s leverage, which could give the Fund increased flexibility to replace an additional portion of its preferred stock leverage with debt leverage. See “The Fund’s investments — Use of Leverage” below. In reaching this decision, the Board considered, among other matters, advice by the Investment Adviser that new capital would permit the Fund to take advantage of available and emerging investment opportunities without having to sell portfolio securities that the Investment Adviser believes should be held.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price. The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.

In approving the Offer, the Board took the foregoing considerations into account.

The Investment Adviser and its affiliates have an inherent conflict of interest in recommending the Offer because the Fund pays fees to the Investment Adviser based on a percentage of the Fund’s average weekly managed assets (the greater the assets of the Fund, the greater the compensation paid to the Investment Adviser and its affiliates). “Average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

There can be no assurance that the Offer (or the investment of the proceeds of the Offer) will be successful, that by increasing the size of the Fund the Fund’s expense ratio will be lowered, or that the trading volume of the Fund’s Common Shares on the NYSE will increase. See “The Offer — Purpose of the Offer.”

Important Terms of the Offer

The Fund is issuing transferable rights (“Rights”) to its shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on [—], 2012 (the “Record Date”), entitling the holders of those Rights to subscribe (the “Offer”) for an aggregate of [—] shares of the Fund’s common stock, par value $0.001 per share (the “Common Shares”). Record Date Shareholders will receive [—] Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every [—] Rights held (1-for-[—]). The Fund will not issue fractional shares of its Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [—], except that any Record Date Shareholder who is issued fewer than [—] Rights will be able to subscribe for one Common Share. Record Date Shareholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders, except as described under “The Offer — Foreign Common Shareholders.” We refer to a Rights holder’s right to acquire during the subscription period at the Subscription Price one additional Common Share for every [—] Rights held (or in the case of any Record Date Shareholder who is issued fewer than [—] Rights, the right to acquire one Common Share), as the “Primary Subscription.”

Rights holders may exercise Rights at any time during the subscription period, which commences on [—], 2012 and expires at 5:00 p.m., Eastern time, on [—], 2012 unless otherwise extended by the Fund. See “The Offer — Expiration of the Offer.” The Rights are transferable and will be listed for trading on the NYSE under the symbol “[—]” during the course of the Offer. See “The Offer — Transferability and Sale of Rights.”

Record Date Shareholders who fully exercise the Rights they obtained in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) will be entitled to an over-subscription privilege under which they may subscribe for additional Common Shares at the Subscription Price. Any Common Shares made available pursuant to the over-subscription privilege are subject to allotment. See “The Offer — Over-Subscription Privilege.”

In this prospectus, we use the terms “Common Shareholders” to refer to any person that holds Common Shares, “Record Date Shareholders” to refer to those Common Shareholders that held their Common Shares on the Record Date and “Existing Rights Holders” to refer to those persons (i) that are Record Date Shareholders to whom the Rights were issued initially to the extent that a Record Date Shareholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

See “The Offer — Important Terms of the Offer.”

Subscription Price

The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [—]. Since the Subscription Price will be determined on the Expiration Date, Rights holders who decide to acquire Common Shares in the Primary Subscription or pursuant to the over-subscription privilege will not know when they make such decisions the purchase price of those Common Shares. See “The Offer — Subscription Price.” The Fund will pay a sales load on the Subscription Price.

Over-Subscription Privilege

Record Date Shareholders who fully exercise all the Rights issued to them (other than those Rights to acquire less than one Common Share, which cannot be exercised) are entitled to subscribe for additional Common Shares which were not subscribed for by other Record Date Shareholders, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege” (the “Over-Subscription Privilege”). Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase our Common Shares pursuant to the Offer, are not entitled to subscribe for any of our Common Shares pursuant to the Over-Subscription Privilege. If sufficient Common Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. If these requests for Common Shares exceed the Common Shares available, the available Common Shares will be allocated pro rata among Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See “The Offer — Over-Subscription Privilege.”

Transferability and Sale of Rights

The Rights are transferable until the close of business on the last business day prior to the Expiration Date of the Offer. The Rights will be listed for trading on the NYSE under the symbol “[—]” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted on a when-issued basis beginning on [—], 2012, until the Record Date; thereafter, the Rights will trade the regular way through [—], 2012 (one business day prior to the Expiration Date (including any extensions)). We will use our best efforts to ensure that an adequate trading market for the Rights will exist, by requesting that the Rights trade on the NYSE and by retaining the deal manager for the Offer (the “Dealer Manager”), the subscription agent for the Offer (the “Subscription Agent”) and the information agent for the Offer (the “Information Agent”), but we cannot assure you that a market for the Rights will develop. Assuming a market does exist for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern time, on [—], 2012 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern time, two (2) business days prior to the extended Expiration Date). The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights.

See “The Offer — Transferability and Sale of Rights.”

Use of Proceeds

The net proceeds of the Offer, assuming all Common Shares offered hereby are sold, are estimated to be approximately $[—], after deducting expenses associated with the Offer, including the sales load. The Fund will invest the net proceeds of the Offer in accordance with the Fund’s investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this Offer that meet the Fund’s investment objectives and policies within three months after the completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending any such investments, the proceeds will be invested in high quality short-term debt instruments. See “Investment Objectives and Policies” below.

See “Use of Proceeds.”

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee, or

•	Contact the Information Agent toll-free at [telephone number].

How to Subscribe

Rights may be exercised by either:

•

sending a completed subscription certificate together with payment of the estimated Subscription Price of $[—] per Common Share ([—]) for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date, or

•

having a bank, trust company or broker-dealer deliver a Notice of Guaranteed Delivery to the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date guaranteeing delivery of (i) payment of the estimated Subscription Price of $[—] per Common Share for the Common Shares subscribed for in the Primary Subscription and for any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a completed subscription certificate.

For additional information on exercising your Rights, see “The Offer — Method for Exercising Rights,” and “The Offer — Payment for Common Shares.”

Restrictions on Foreign Shareholders

The Fund will not mail subscription certificates to Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The Subscription Agent will hold the Rights to which those subscription certificates relate for such Common Shareholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., Eastern time, on [—], 2012, three (3) business days prior to the Expiration Date (or, if the subscription period is extended, on or before three (3) business days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager declines to purchase the Rights, the Subscription Agent will attempt to sell such Rights in the open market. The net proceeds, if any, from the sale of those Rights will be remitted to these Common Shareholders. See “The Offer — Foreign Common Shareholders.”

Distribution Arrangements

[—] will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement among the Fund, the Investment Adviser and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial structuring and solicitation services equal to [—]% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege. The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights. The Fund has also agreed to pay the Dealer Manager up to $[—] as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[—], incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. The Fund and the Investment Adviser have also agreed to indemnify the Dealer

Manager against certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The fees paid to the Dealer Manager, like all of the costs of the Offer, will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Shareholders who do not exercise their Rights.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares of the Fund acquired through exercising the Rights at prices that may be different from the market price for such Common Shares or from the price to be received by the Fund upon the exercise of Rights. See “The Offer — Distribution Arrangements” and “ — Compensation to Dealer Manager.”

Subscription Agent

The Subscription Agent is [—]. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Fund has also agreed to indemnify the Subscription Agent [—]. See “The Offer — Subscription Agent.” The address for the Subscription Agent is:

[Address]

Information Agent

The Information Agent is [    ]. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Fund and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer. The Fund has also agreed to indemnify the Information Agent [—]. See “The Offer — Information Agent.”

Important Dates to Remember

Event	Date
Record Date	[—], 2012
Subscription Period	[—] to [—], 2012*
Expiration Date	[—], 2012*
Deadline for Subscription Certificates and Payment for Common Shares	[—], 2012*
Deadline for Notice of Guaranteed Delivery+	[—], 2012*
Confirmation Mailed to Exercising Rights Holders	[—], 2012*
Final Payment for Common Shares**	[—], 2012*

*	Unless the Offer is extended.
**	Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).
+	A person exercising Rights must deliver (i) a subscription certificate and payment for Common Shares, or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.

THE FUND AT A GLANCE

Information Regarding the Fund

The Fund is a closed-end, diversified registered management investment company. The Fund commenced investment operations on January 21, 1987, following the initial public offering of its Common Shares. As of [—], 2012, the Fund’s net asset value per Common Share was $[—]. See “The Fund.”

NYSE Listed

As of [—], 2012, the Fund had [—] Common Shares outstanding. The Common Shares are traded on the NYSE under the symbol “DNP.” As of [—], 2012, the last reported sales price of a Common Share was $[—]. The Rights are transferable and will be listed for trading on the NYSE under the symbol “[—]” during the course of the Offer. See “Description of capital structure — Description of Common Shares.”

Investment Adviser and Administrator

Subject to the overall control of the Board, the Investment Adviser is responsible for managing the Fund’s investment portfolio. The Investment Adviser receives a quarterly fee at an annual rate of 0.60% of the Fund’s average weekly managed assets of the Fund up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. For purposes of the foregoing calculation, “average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). The Investment Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” As of December 31, 2011, the Investment Adviser managed approximately $8.58 billion in assets.

J.J.B. Hilliard, W.L. Lyons, LLC (the “Administrator”) is the Fund’s administrator. The Administrator provides administrative services required in connection with the operation of the Fund. For its services, the Administrator receives from the Fund a quarterly fee at annual rates of 0.20% of the Fund’s average weekly managed assets up to $1 billion and 0.10% of average weekly managed assets over $1 billion. The Administrator is a majority-owned indirect subsidiary of Houchens Industries, Inc., a diversified conglomerate wholly owned by its employees.

See “Management of the Fund — Investment Adviser” and “ — Administrator” below.

Benefits to the Investment Adviser

The Investment Adviser will benefit from the Offer, in part, because the investment advisory fee paid by the Fund to the Investment Adviser is based on the Fund’s average weekly managed assets. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.

See “Benefits to the Investment Adviser” below.

Investment Objectives and Policies

The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund cannot assure you that it will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.

The Fund’s policy of concentrating its investments in the utilities industry has been developed to take advantage of the characteristics of securities of companies in that industry. Historically, securities of companies in the public utilities industry have tended to produce current income and long-term growth of income for their holders. They are thus well suited to the Fund’s primary investment objectives.

See “Investment objectives and policies” and “Risk factors” in this prospectus and “Investment Objectives and Policies” in the SAI.

Portfolio Contents

The investments of the Fund are diversified not only in terms of issuers but also in terms of types of securities, since the Fund may invest in fixed income securities, such as bonds and preferred stocks, as well as common stocks, convertible securities and securities of real estate investment trusts and MLPs. The Fund may invest in the securities of domestic and foreign issuers as well as in securities of companies of any market capitalization, including small and mid cap stocks. The Fund may vary the percentage of assets invested in any one type of security based upon the Investment Adviser’s evaluation as to the appropriate portfolio structure for achieving the Fund’s investment objectives under prevailing market, economic and financial conditions.

See “Investment objectives and policies” and “Risk factors” in this prospectus and “Investment Objectives and Policies” in the SAI.

Investment Techniques

The Fund may from time to time employ a variety of investment techniques, including those described below under the heading “The Fund’s investments — Investment Techniques,” to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, are hedges against or substitutes for investments in equity investments. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described in this prospectus may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and by rating agencies rating the Fund’s shares of preferred stock (“Preferred Shares”). Though it does not currently make significant use of dividend capture trading, the Fund may seek to enhance the level of dividend income it receives by engaging in such trading in the future. In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of captures may enable the Fund to collect more dividends per quarter than it would have collected if it held the same stock throughout the entire quarter. Any use of dividend capture strategies would also expose the Fund to increased trading costs and the potential for capital loss.

See “Investment objectives and policies — Investment Techniques” below.

Use of Leverage

The Fund has utilized leverage since shortly after it began investment operations, including through the issuance of Preferred Shares and borrowings (as described below). As of December 31, 2011, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Preferred Shares was $400 million, which then represented approximately [13]% of the Fund’s total assets (including assets attributable to the Fund’s use of leverage).

The Fund adds leverage to its portfolio from time to time by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities (together “borrowings”). As of December 31, 2011, the Fund had outstanding $600 million in principal amount of borrowings from a committed loan facility (the “Credit Facility”) with a commercial bank (the “Bank”) representing approximately [20]% of the Fund’s total assets (including assets attributable to the Fund’s use of leverage), such that the Fund’s total leverage attributable in the aggregate to Preferred Shares and borrowings then represented approximately [33]% of the Fund’s total assets. The Bank has the ability to terminate the Credit Facility upon 180-days’ notice or following an event of default.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue other Preferred Shares to add leverage to its portfolio.

Following completion of the Offer, the Fund may increase the amount of its leverage outstanding. The Fund may do so by engaging in additional borrowings, including through the use of reverse repurchase agreements, in order to maintain the Fund’s desired leverage ratio at that time, taking into account the additional assets raised through the issuance of Common Shares in the Offer. The Fund may also add leverage through the use of credit default swaps and other derivative transactions and/or the other techniques noted above. There is no assurance, however, that the Fund will determine to add leverage following the Offer, as the Fund intends to utilize leverage opportunistically and may choose to increase or decrease its use of leverage over time and from time to time based on the Investment Adviser’s assessment of market conditions and other factors. In addition, if the Fund determines to add leverage following the Offer, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part, because it is not possible to predict the number of Common Shares that ultimately will be subscribed for in the Offer.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from borrowings or other forms of leverage have been invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other forms of leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, the excess may be used to pay higher dividends to holders of Common Shares than if the Fund were not so leveraged.

Regarding the expenses associated with the Fund’s leverage, the terms of the Preferred Shares provide that they would ordinarily pay dividends at a rate set at periodic auctions or remarketings, subject to a maximum applicable rate calculated as a function of the Preferred Shares’ then-current rating and a reference interest rate. However, the periodic auctions and remarketings for the Preferred Shares, as well as auctions and remarketings for similar preferred shares of other closed-end funds across the United States, have failed since February 2008, and the dividend rates on the Preferred Shares since that time have been paid at the maximum applicable rate. The Fund expects that the Preferred Shares will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auctions and remarketings for the Preferred Shares may resume normal functioning.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and any borrowings or other forms of leverage (such as the use of derivatives strategies) will result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile. In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and any borrowings or other forms of leverage are borne entirely by the holders of Common Shares (and not by the holders of Preferred Shares) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Adviser are based on the total managed assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding), the Investment Adviser has a financial incentive for the Fund to have Preferred Shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Adviser, on the one hand, and the holders of Common Shares, on the other hand.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% asset coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage other than Preferred Shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage (i.e., effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total assets, including assets attributable to the leverage). The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares or Preferred Shares unless, at the time of such declaration, this 300% asset coverage test is satisfied, except that in the case of dividends and distributions the 300% asset coverage test does not need to be satisfied with respect to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed.

The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than Preferred Shares) used by the Fund. However, these transactions, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of additional leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to holders of Common Shares than if the strategies were not used. Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of capital structure.”

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

See “Risk factors — Leverage Risk,” “ — Effects of Leverage,” “ — Additional risks associated with the Fund’s leverage” and “The Fund’s investments — Use of Leverage” below.

Interest Rate Transactions

In connection with the Fund’s use of leverage through its Preferred Shares and variable rate borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its Preferred Shares or variable rate borrowings. The payment obligation would be based on the notional amount of the swap. The Fund’s payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the Common Shares and Preferred Shares. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the effect that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. See “The Fund’s investments — Interest Rate Transactions” and “Risk factors — Hedging Strategy Risk” and “ — Derivatives Risk.”

Risk Factors

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the risks that you assume when you invest in the Fund. A summary of these risks is set forth below. For more detailed information about these risks, see “Risk factors” below.

Dilution Risk. Upon the completion of the Offer, Record Date Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the Offer paid by the Fund may reduce the net asset value per Common Share of each Common Shareholder’s Common Shares. The economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the net asset value per Common Share — a relationship that cannot be known as of the date of this prospectus. If the Subscription Price is greater than the net asset value per Common Share (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate accretion to the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to increase). If the Subscription Price is less than the net asset value per Common Share (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate dilution of the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to decrease). Any such dilution would disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current net asset value per Common Share, this dilution could be substantial. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for any economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. Any future rights offerings in which the Subscription Price is less than the net asset value per Common Share would result in an immediate dilution of net asset value per Common Share for all Common Shareholders.

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends or distributions.

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount to their net asset value, and the Fund’s Common Shares may likewise trade at a discount to net asset value. After completion of the Offer, the Fund’s Common Shares may trade at a price that is less than the Subscription Price for Common Shares issued pursuant to the Offer. This risk may be greater for investors who sell their Common Shares relatively soon after completion of the Offer.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The focus of the Fund’s portfolio on specific sectors may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. Adverse economic, political or regulatory occurrences affecting one or more of those sectors will have a larger impact on the Fund than on an investment company that does not concentrate solely in those specific sectors. At times, the performance of companies in those sectors will lag the performance of other sectors or the broader market as a whole. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Utilities Industry Risk. Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

Leverage Risk. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s Preferred Shares and indebtedness. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per Common Share and the market value per Common Share than if the Fund were not leveraged.

Additional Risks Associated with the Fund’s Leverage. The dividend rate for the Fund’s Preferred Shares was designed to be set through a periodic auction or remarketing process. However, an auction fails when there are insufficient clearing bids to purchase all of the shares that current holders wish to sell in an auction, and a remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all of the shares that current holders wish to sell in a remarketing. A failed auction or remarketing means that the current holders retain their shares until the next periodic auction or remarketing and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of the preferred shares of all closed-end funds, including the Fund’s Preferred Shares. The lack of liquidity resulting from the persistence of such auction and remarketing failures has caused a significant hardship for many holders of the Preferred Shares. Additionally, the Investment Adviser and the Board have concluded that the Preferred Share auction process may not provide liquidity for an extended period of time, if ever, with the result that the Fund may be required to pay the maximum dividend rates applicable to its Preferred Shares for an extended period of time. This will make the costs of financing the Fund’s leverage higher than they would have been if those costs had been determined through a successful auction or remarketing process, with the result that the income that holders of Common Shares receive will be marginally lower than the income they would have received in the absence of the auction and remarketing failures.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Common Stock Risk. The Fund has substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Mid Cap Company Risk. The Fund may invest its portfolio of equity securities in companies of any market capitalization. The Fund considers small cap companies to be those with a market capitalization up to $2 billion and mid cap companies to be those with a market capitalization between

$2 billion and $10 billion. The Fund’s investments in small and mid cap companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and mid cap companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred Stock Risk. The Fund has exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as United States Government securities, corporate debt or common stock.

Debt Securities Risk. In addition to credit risk, investment in debt securities carries certain risks, including:

•

Redemption Risk — Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights — Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity — Certain debt securities may be substantially less liquid than many other securities, such as United States Government securities or common stocks.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value.

MLP Risk. An investment in MLP units involves certain risks which differ from an investment in the equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and more limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The proposed U.S. federal budget for fiscal year 2013 calls for the elimination of approximately $4 billion in tax incentives widely used by oil, gas and coal companies. The elimination of such tax incentives could adversely affect MLPs in which the Fund invests.

Issuer Risk. The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that an issuer of a preferred stock or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred stocks or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred stocks or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the Fund’s Preferred Shares. In addition, the underlying revenue source for a preferred stock or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a primary source of income for the Fund is the dividend, interest and principal payments on the preferred stocks or debt securities in which it invests, any default by an issuer of a preferred stock or debt security could have a negative impact on the Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. The net asset value of the Fund’s investments in common stock may also fluctuate based on changes in interest rates. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Income Risk. The income that holders of Common Shares receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates on the Fund’s preferred stock holdings and bond holdings — and thus income available for distributions to holders of the Common Shares — could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Foreign Investment Risk. Although the Fund is prohibited from investing 20% or more of its assets in securities of foreign issuers, the Fund may be exposed to certain risks as a result of foreign investments. When the Fund invests in securities of foreign issuers, it is subject to risks not typically associated with investing in securities of U.S. companies. These risks can include currency devaluations and other fluctuations in foreign currencies, foreign currency exchange controls, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial government involvement in the economy, higher rates of inflation, differences in securities regulation and trading, political uncertainty and other risks.

In addition, accounting, auditing and financial reporting standards in foreign countries are different from U.S. standards. As a result, certain material disclosures may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by the Fund and gains from the disposition of such securities may be subject to withholding taxes imposed by foreign countries.

Foreign Currency Risk. Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to holders of Common Shares.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are a form of leverage and are subject to the risks described above under “Leverage Risk.”

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Fund to risks. Such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and contracts related to options on positions in interest rate swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Investment Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives Risk. To the extent the Fund enters into derivatives transactions (such as futures contracts and options thereon, options and swaps), the Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends.

Dividend Capture Risk. The Fund may seek to increase its dividend income using a strategy called “dividend capture.” In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. Any use of dividend capture strategies would also expose the Fund to increased trading costs and the potential for capital loss. Since 2004, the Fund has not made significant use of dividend captures but may decide to do so in the future.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains. See “Investment Objectives and Policies” in the SAI.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Shares and Preferred Shares, and distributions thereon, can decline. In addition, during any periods of rising inflation, dividend rates on the Fund’s Preferred Shares and interest rates on the Fund’s indebtedness would likely increase, which would tend to further reduce returns to the holders of the Common Shares.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The United States Government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Capital Markets Risk. Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector, and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of certain qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. Additionally, in order for the Fund to avoid corporate-level income tax, the Fund must qualify each year as a regulated investment company under the Code and distribute all of its net income.

MLP Tax Risk. The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which it invests, a factor over which the Fund has no control. The benefit the Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s Common Shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Adviser due to their affiliations with Virtus. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

Certain provisions of the Fund’s charter and bylaws may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving holders of Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value. See “Certain provisions in the Charter and Bylaws and certain provisions of Maryland law — Anti-Takeover Provisions in the Charter and Bylaws” below.

Summary of Fund expenses

Common Shareholder transaction expenses
Sales load (as a percentage of the Subscription Price)(1)	[	—]%
Offering expenses (as a percentage of the Subscription Price)(1)	[0.20	]%
Dividend Reinvestment and Cash Purchase Plan fees	[None	](2)

(as a percentage of net assets attributable to Common Shares)(3)
Annual expenses
Management fees(3)	[0.79]	%
Dividend/distribution expense on Preferred Shares(4)	[0.15]	%
Interest paid on borrowed funds(5)	[0.40]	%
Other expenses(6)(7)	[0.56]	%
Total annual expenses(7)(8)	[1.90]	%

The purpose of the tables above and the example below is to help you understand the fees and expenses that you, as an investor in the Fund through the exercise of Rights, would bear, directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds from the Offer of approximately $[—]. If the Fund issues fewer Common Shares in the Offer and the net proceeds to the Fund are less, all other things being equal, the expenses shown would increase.

The tables assume that the Fund has Preferred Shares outstanding in an amount equal to [12]% of the Fund’s total assets (taking into account such outstanding Preferred Shares), which reflects the percentage of the Fund’s total assets that would be represented by Preferred Shares taking into account the additional assets to be raised in the Offer as estimated above, based on the amount of Preferred Shares outstanding as of [—], 2012. The table also assumes the use of leverage in the form of amounts borrowed by the Fund under the Credit Facility in an amount equal to [19]% of the Fund’s total assets (including the amounts of any additional leverage obtained through the use of the Credit Facility), also taking into account the additional assets to be raised in the Offer, as estimated above. The table assumes the use of leverage attributable to a combination of Preferred Shares and the Credit Facility following the Offer in an amount equal to [31]% of the Fund’s total assets (taking into account such Preferred Shares and amounts attributable to such borrowing), which reflects the percentage of the Fund’s total assets attributable to such leverage (although in different proportions as between Preferred Shares and the borrowings) as of [—], 2012. The extent of the Fund’s assets attributable to leverage following the Offer, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions. Dividend payments on Preferred Shares and interest payments on borrowings are included in the total annual expenses of the Fund.

(1)	The Fund has agreed to pay the Dealer Manager for its financial structuring and solicitation services a fee equal to [—]% of the aggregate Subscription Price for the Common Shares issued pursuant to the Offer (i.e., the sales load) and to reimburse the Dealer Manager for its out-of-pocket expenses up to $[—]. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[—], incurred by the Dealer Manager, Selling Group Members (as defined below), Soliciting Dealers (as defined below) and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $[—] and $[—], respectively, plus reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses (not including the sales load) are estimated to be $[—], which assumes that the Offer is fully subscribed. The fee paid to the Dealer Manager is reflected in the table under “Sales load” and the other fees and expenses described in this note are reflected in the table under “Offering expenses.” The sales load and the offering expenses will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Shareholders who do not exercise their Rights, and will result in a reduction of the net asset value of the Common Shares. See “The Offer — Distribution Arrangements” and “ — Compensation to Dealer Manager.”
(2)

There will be no brokerage charges under the Fund’s dividend reinvestment plan with respect to Common Shares issued by the Fund in connection with the Offer. However, you may pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account. You also may pay a pro rata share of brokerage commissions incurred in connection with your market purchases pursuant to the Fund’s dividend reinvestment plan. See “Description of capital structure — Dividend Reinvestment Plan.”
(3)	Management fees are charged to the Fund on the basis of the weekly managed assets of the Fund, but have been converted to a percentage of net assets attributable to solely Common Shares of the Fund for purposes of the fee table presentation as follows: management fees, assuming no leverage, divided by (one minus the percentage of the Fund’s total assets attributable to outstanding Preferred Shares ([12]% of the Fund’s total assets as of [—], 2012)).
(4)	Assumes Preferred Shares outstanding in an amount equal to [12]% of the Fund’s total assets (taking into account such outstanding Preferred Shares) at an annual dividend cost to the Fund of 0.81%, [which is based on the Investment Adviser’s assessment of current market conditions, and assumes the Fund will continue to pay Preferred Share dividends at the “maximum dividend rate” permitted under the Fund’s charter due to the ongoing failure of remarketings and auctions for the Preferred Shares. The actual dividend rate paid on the Preferred Shares will vary over time in accordance with variations in market interest rates.
(5)	Assumes the use of leverage in the form of borrowing under the Credit Facility representing [19]% of the Fund’s total assets (including any additional leverage obtained through the use of the Credit Facility) at an annual interest rate cost to the Fund of [1.36]%.
(6)	Other expenses are estimated for the Fund’s current fiscal year, ending on December 31, 2012.
(7)	Does not include the sales load or other expenses of the Fund incurred in connection with the Offer, estimated at $[—] and $[600,000], respectively. However, these expenses will be borne the Fund and indirectly by all of its Common Shareholders, including those Record Date Shareholders who do not exercise their Rights, and will result in a reduction of the net asset value of the Common Shares.
(8)	The indicated [—]% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $[—] (assuming a Subscription Price of $[—] as of [—], 2012), and that, as a result, based on the Fund’s average net assets for the period [January 1, 2011] through [December 31, 2011] of $[—], the net assets attributable to Common Shareholders would be $[—] upon completion of the Offer. It also assumes that net assets attributable to Common Shareholders will not increase or decrease due to currency fluctuations. If the Offer is not fully subscribed, or if the Fund increases the amount of money that it borrows, the amount of expenses borne by the Fund’s Common Shareholders will increase.

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund (including the total sales load of $[35] and the other estimated costs of the Offer to be borne by the holders of Common Shares of $[600,000]), assuming (1) that the Fund’s net assets following the Offer do not increase or decrease, (2) that the Fund incurs total annual expenses of [1.90]% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares representing [12]% of the Fund’s total assets and borrowing equal to [19]% of the Fund’s total assets) and (3) a 5% annual return.

Cumulative expenses paid for the period of:

1 year	3 years	5 years	10 years
$[56]	$[97]	$[140]	$[259]

The example above should not be considered a representation of future expenses or rate of return. Actual expenses may be higher or lower than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

Financial highlights

SELECTED PER SHARE DATA AND RATIOS

The selected financial data below sets forth per share operating performance data, total investment return, ratios and supplemental data for each year in the ten-year period ended December 31, 2011. The financial information set forth below was audited by Ernst & Young LLP, the Fund’s independent public accountant, and should be read in conjunction with the financial statements of the Fund incorporated by reference into this prospectus and the SAI.

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated:

	For the year ended December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Net asset value:
Beginning of year	$7.50	$7.23	$6.60	$10.19	$10.00	$8.51	$8.75	$7.94	$7.37	$9.18

Net investment income	0.45	0.54	0.50	0.45	0.48	0.47	0.41	0.54	0.75	0.79
Net realized gain (loss) and change in unrealized appreciation/(depreciation) on investments	1.17	0.52	0.93	(3.18)	0.61	1.89	0.14	1.06	0.62	(1.78)
Dividends on remarketed preferred stock from net investment income (1)	—	—	—	—	—	—	—	—	—	(0.04)
Dividends on auction preferred stock from net investment income	(0.01)	(0.01)	(0.02)	(0.06)	(0.12)	(0.07)	—	—	—	—
Dividends on auction preferred stock from net realized gains on investment transactions	—	—	—	(0.02)	—	—	—	—	—	—

Net increase/(decrease) from investment operations applicable to common stock	1.61	1.05	1.41	(2.81)	0.97	2.29	0.55	1.60	1.37	(1.03)
Dividends on common stock from and in excess of net investment income	(0.66)	(0.67)	(0.54)	(0.53)	(0.78)	(0.78)	(0.75)	(0.79)	(0.80)	(0.78)
Dividends on common stock from net realized gains on investment transactions	(0.09)	—	—	(0.25)	—	—	—	—	—	—
Return of capital	(0.03)	(0.11)	(0.24)	—	—	—	(0.04)	—	—	—

Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)	(0.79)	(0.79)	(0.80)	(0.78)
Auction preferred stock offering costs	—	—	—	—	—	(0.02)	—	—	—	—
Net asset value:
End of year	$8.33	$7.50	$7.23	$6.60	$10.19	$10.00	$8.51	$8.75	$7.94	$7.37

Per share market value:
End of year	$10.92	$9.14	$8.95	$6.15	$10.59	$10.82	$10.39	$11.92	$10.96	$9.90
Ratio of expenses to average net assets applicable to common stock	1.95%	2.20%	2.49%	2.46%	2.26%	2.40%	2.24%	1.86%	1.89%	1.44%
Ratio of net investment income to average net assets applicable to common stock	5.24%	6.25%	7.14%	5.11%	4.43%	5.02%	4.51%	5.63%	9.88%	9.63%
Total investment return on market value (2)	29.60%	11.35%	61.41%	(36.54%)	5.47%	12.50%	(6.16%)	17.35%	19.82%	(3.04%)
Net asset value total return (3)	22.54%	15.65%	23.96%	(28.55%)	10.02%	28.11%	6.28%	21.25%	23.18%	22.48%
Portfolio turnover rate (4)	12.68%	19.82%	17.88%	15.38%	22.34%	29.60%	27.99%	43.71%	242.69%	197.27%
Net assets applicable to common stock, end of year (000’s omitted)	$2,013,929	$1,791,273	$1,703,400	$1,527,981	$2,331,774	$2,264,202	$1,904,207	$1,935,437	$1,738,286	$1,592,970

(1)	Upon the adoption of FAS 150 in 2003, dividends on remarketed preferred stock are included in interest expense and are part of net investment income.
(2)	Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.
(3)	Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each year shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.
(4)	Beginning in 2004, the Fund reduced its use of short-term trading strategies designed to capture dividend income and made increased use of realized gains to supplement its investment income. The reduced use of short-term trading strategies reduced the Fund’s portfolio turnover rate during the years subsequent to 2003.

INFORMATION REGARDING SENIOR SECURITIES

The following table sets forth certain unaudited information regarding the Fund’s senior securities as of the end of each of the Fund’s last ten fiscal years. The Fund’s senior securities are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act, and outstanding Preferred Shares, consisting of three series of auction preferred stock (“APS”) and three series of remarketed preferred stock (“RP”).

	At December 31,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Senior Securities Representing Indebtedness
Principal amount outstanding(1)	$600,000,000	$600,000,000	$600,000,000	—	—	—	$197,255,382	$198,361,374	$19,974,940	$197,955,439
Asset coverage per $1,000 of debt(2)	$5,023	$4,652	$4,056	—	—	—	$13,188	$13,278	$12,249	$11,573

Remarketed Preferred Stock (RP)
Total dollar amount outstanding	$200,000,000	$200,000,000	$200,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000
Shares outstanding	2,000	2,000	2,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Involuntary liquidating preference per share(3)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per share(4)	$603,500	$547,827	$525,870	$252,887	$333,403	$326,631	$481,109	$487,240	$447,733	$418,709
Average market value per share(5)	—	—	—	—	—	—	—	—	—	—

Auction Preferred Stock (APS)
Total dollar amount outstanding	$200,000,000	$200,000,000	$200,000,000	$500,000,000	$500,000,000	$500,000,000	—	—	—	—
Shares outstanding	8,000	8,000	8,000	20,000	20,000	20,000	—	—	—	—
Involuntary liquidating preference per share(3)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	—	—	—	—
Asset coverage per share(4)	$150,875	$136,957	$131,467	$63,222	$83,351	$81,658	—	—	—	—
Average market value per share(5)	—	—	—	—	—	—	—	—	—	—

Total Preferred Shares (RP and APS)
Total dollar amount outstanding	$400,000,000	$400,000,000	$400,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000

Asset coverage per $1 of liquidation preference(6)	$6.03	$5.48	$5.26	$2.53	$3.33	$3.27	$4.81	$4.87	$4.48	$4.19

(1)	For the years beginning in 2009, “Principal amount outstanding” means the principal amount owed by the Fund to the Bank under the Credit Facility. For the years prior to 2006, “Principal amount outstanding” means the principal amount of commercial paper issued by the Fund.
(2)	“Asset coverage per $1,000 of debt” is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(3)	“Involuntary liquidating preference per share” means the amount to which a holder of Preferred Shares would be entitled upon the involuntary liquidation of the Fund in preference to the holders of Common Shares, expressed as a dollar amount per Preferred Share.
(4)	“Asset coverage per share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by the Preferred Shares, bears to the aggregate of the involuntary liquidation preference of the outstanding Preferred Shares, expressed as a dollar amount per Preferred Share.
(5)	The Preferred Shares have no readily ascertainable market value. Auctions and remarketings for the Preferred Shares have failed since February 2008 (see “Description of capital structure” below). There is currently no active trading market for the Preferred Shares, and the Fund is not able to reliably estimate their value in a third-party market sale.
(6)	“Asset coverage per $1 of liquidation preference” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by the Preferred Shares, bears to the aggregate of the involuntary liquidation preference of the outstanding Preferred Shares, expressed as a dollar amount.

The Offer

PURPOSE OF THE OFFER

The Board and the Investment Adviser have determined that it would be in the best interests of the Fund, and would result in a net benefit to the Fund’s existing Common Shareholders, to increase the Fund’s assets available for investment, thereby enabling the Fund to take advantage more fully of available existing and future investment opportunities, consistent with its investment objectives, and to increase the asset coverage of the Fund’s leverage, which could give the Fund increased flexibility to replace an additional portion of its preferred stock leverage with debt leverage. See “The Fund’s investments — Use of Leverage” below. In reaching this decision, the Board considered, among other matters, advice by the Investment Adviser that new capital would permit the Fund to take advantage of available and emerging investment opportunities without having to sell portfolio securities that the Investment Adviser believes should be held.

The Offer seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price. The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Common Shareholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.

In approving the Offer, the Board took the foregoing considerations into account.

STRUCTURE OF THE OFFER

The Board has retained [—], the Dealer Manager for the Offer, to provide the Fund with financial structuring and solicitation services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, the extent of dilution and expenses of the Offer (including the fees to be paid to the Dealer Manager), the trading market described by the Dealer Manager, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Common Shareholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF COMMON SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER. ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT.

IMPORTANT TERMS OF THE OFFER

The Fund is issuing to Record Date Shareholders transferable Rights to subscribe for an aggregate of [—] Common Shares. Each Record Date Shareholder is being issued one transferrable Right for each whole Common Share held on the Record Date. The Rights entitle each Record Date Shareholder to acquire one Common Share at the Subscription Price for every [—] Rights held (1-for-[—]). Rights may be exercised at any time during the subscription period, which commences on [—], 2012, the Record Date, and ends at 5:00 p.m., Eastern time, on [—], 2012, the Expiration Date, unless extended by the Fund.

The Rights are transferable and will be listed for trading on the NYSE under the symbol “[—]” during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See “ — Transferability and Sale of Rights” below. The Common Shares, once issued, will be listed on the NYSE under the symbol “DNP.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Shareholders, except as discussed below under “ — Foreign Common Shareholders.”

The Fund will not issue fractional Common Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of [—], except that any Record Date Shareholder who is issued fewer than [—] Rights will be able to subscribe for one Common Share. Record Date Shareholders who hold two or more accounts may not combine their fractional interests across accounts.

The Rights are transferable. Rights holders who are not Record Date Shareholders may purchase Common Shares as described above (the “Primary Subscription”), but are not entitled to subscribe for Common Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders and Rights holders who purchase Common Shares in the Primary Subscription and Record Date Shareholders who purchase Common Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as “Exercising Rights Holders.”

Common Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights to acquire less than one Common Share, which cannot be exercised) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders are not entitled to subscribe for any Common Shares pursuant to the Over-Subscription Privilege. See “ — Over-Subscription Privilege” below.

For purposes of determining the number of Common Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Common Shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Common Shares offered pursuant to the Offer, except as provided under “ — Notice of Net Asset Value Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Common Shares being acquired and will be required initially to pay for both the Common Shares subscribed for during the subscription period and, if eligible, any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $[—] per Common Share. The Fund will pay a sales load on the Subscription Price. For a discussion of the method by which Rights may be exercised and Common Shares paid for, see “ — Methods for Exercising Rights” and “ — Payment for Common Shares.”

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer, the Dealer Manager fee, and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

SUBSCRIPTION PRICE

The Subscription Price for the Common Shares will be determined based upon a formula equal to [—]. Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Common Shares by the Subscription Agent. The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed. All of the costs of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Shareholders who do not exercise their Rights.

Since the Expiration Date will be [—], 2012 (unless the Fund extends the subscription period), Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Common Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Common Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $[—] per Common Share. See “ — Payment for Common Shares” below.

Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Common Shares by the Subscription Agent. The Fund does not have the right to withdraw the Rights or to cancel the Offer after the Rights have been distributed.

The Fund announced the terms of the Offer after the close of trading on the NYSE on [—], 2012. The net asset value of the Fund’s Common Shares at the close of business on [—], 2012 (the last trading date on which the Fund publicly reported its net asset value per Common Share prior to the announcement), and on [—], 2012 (the date of this prospectus) was $[—] and $[—], respectively, and the last reported sales price of a Common Share on the NYSE on those dates was $[—] and $[—], respectively.

OVER-SUBSCRIPTION PRIVILEGE

Common Shares not subscribed for by Rights holders (the “Excess Common Shares”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Shareholders who have fully exercised the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Common Share) and who wish to acquire more than the number of Common Shares they are entitled to purchase pursuant to the Primary Subscription. Record Date Shareholders should indicate on the subscription certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Common Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Common Shares remain, all such

Record Date Shareholders’ over-subscription requests will be honored in full. If requests from such Record Date Shareholders for Common Shares pursuant to the Over-Subscription Privilege exceed the Excess Common Shares available, the available Excess Common Shares will be allocated pro rata among Record Date Shareholders who oversubscribe based on the number of Rights originally issued to such Record Date Shareholders. The percentage of remaining Common Shares each over-subscribing Record Date Shareholder may acquire will be rounded down to result in delivery of whole Common Shares. The allocation process may involve a series of allocations to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner, and that such beneficial owner’s Primary Subscription was exercised in full. Nominee holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Common Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern time, on [—], 2012, unless the Fund extends the Expiration Date.

Rights will expire without value on the Expiration Date (including any extensions); they may not be exercised thereafter. If the Fund extends the Expiration Date, the Fund will make an announcement as promptly as practicable. The announcement will be issued no later than 9:00 p.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make this announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate such announcements other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate. The Fund may extend the Offer in its sole discretion for any reason, including as a result of a decline in the Fund’s net asset value as described below in “ — Notice of Net Asset Value Decline.”

TRANSFERABILITY AND SALE OF RIGHTS

The Rights are transferable until the close of business on the last business day prior to the Expiration Date of the Offer, which is [—], 2012, unless extended. We may, however, extend the expiration of the Offer.

The Rights are transferrable and will be listed for trading on the NYSE under the symbol “[—],” subject to notice of issuance, during the course of the Offer. Trading in the Rights on the NYSE is expected to be conducted on a when-issued basis beginning on [—], 2012 until the Record Date; thereafter, the Rights will trade the regular way through [—], 2012 (one (1) business day prior to the Expiration Date (including any extensions)). You are encouraged to contact your broker, bank or financial adviser for more information about trading the Rights. We will use our best efforts to ensure that an adequate trading market for the Rights will exist by requesting that the Rights trade on the NYSE and by retaining the Deal Manager, the Subscription Agent and the Information Agent, but we cannot assure you that a market for the Rights will develop. Assuming a market does exist for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Sales through the Subscription Agent

Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern time, on [—], 2012 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern time, two (2) business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the selling Record Date Shareholder within three (3) business days of receipt by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Record Date Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Shareholders within five (5) business days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth (4th) business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent’s own funds for the benefit of such non-claiming Record Date Shareholders until such proceeds are either claimed or revert to the state.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred Rights. In such event, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as set forth upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), subject to the standards and procedures adopted by the Fund.

Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five (5) business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new subscription certificate to be exercised or sold by each recipient thereof. Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Information Agent, Subscription Agent and Dealer Manager (which will be paid by the Fund), the transferor of the Rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights. Neither we, the Information Agent, the Subscription Agent nor the Dealer Manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of the Depository Trust Company (“DTC”) or through the Subscription Agent. Eligible Record Date Shareholders may exercise the Over-Subscription Privilege in respect of exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., Eastern time, on the Expiration Date, a Nominee Holder over-subscription certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Common Shares for which the Over-Subscription Privilege is to be exercised.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by new subscription certificates that, except as described below under “ — Foreign Common Shareholders,” will be mailed to Record Date Shareholders or, if a Record Date Shareholder’s Common Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. You may exercise Rights by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full for the Common Shares at the estimated Subscription Price, by the Expiration Date.

You may also exercise Rights by contacting a bank, trust company or broker-dealer, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery prior to 5:00 p.m., Eastern time, on the Expiration Date and (2) to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third (3rd) business day after the Expiration Date. A fee may be charged for this service.

Completed subscription certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under “ — Payment for Common Shares”) at the offices of the Subscription Agent at the address set forth above. Fractional Common Shares will not be issued upon the exercise of Rights.

Common Shareholders Who Are Record Owners

Common Shareholders who are record owners of Common Shares on the Record Date may choose between either option set forth under “ — Payment for Common Shares” below. If time is of the essence, the Fund or the Investment Adviser, in their sole discretion, may permit delivery of the subscription certificate and payment after the Expiration Date.

Common Shareholders Whose Common Shares Are Held by a Nominee

Common Shareholders whose Common Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such a case, the nominee will complete the subscription certificate on behalf of the Common Shareholder and arrange for proper payment by one of the methods set forth under “ — Payment for Common Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Common Shares for the account of others should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain the intentions of those beneficial owners and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment described under “ — Payment for Common Shares” below.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Common Shares subscribed for by the beneficial owner pursuant to the Over-Subscription Privilege, and that the beneficial owner exercised all Rights issued to it pursuant to the Offer.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund’s counsel, be unlawful.

FOREIGN COMMON SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the “Foreign Common Shareholders”). Foreign Common Shareholders will receive written notice of the Offer. The Subscription Agent will hold the Rights to which those subscription certificates relate for these Common Shareholders’ accounts until instructions are received to exercise, sell or transfer the Rights, subject to applicable law. If no instructions have been received by 5:00 p.m., Eastern time, on [—], 2012, three (3) business days prior to the Expiration

Date (or, if the subscription period is extended, on or before three (3) business days prior to the extended Expiration Date), the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then-current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each Foreign Common Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the Foreign Common Shareholder within three (3) business days of receipt by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Foreign Common Shareholder, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the Foreign Common Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the Foreign Common Shareholders within five (5) business days following the Expiration Date.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights.

NOTICE OF NET ASSET VALUE DECLINE

The Fund, as required by the SEC’s registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of the Fund’s registration statement relating to the Offer, the Fund’s net asset value per Common Share declines more than 10% from the Fund’s net asset value per Common Share as of that date. If this occurs, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of the decline and permit Exercising Rights Holder to cancel their exercise of Rights.

DISTRIBUTION ARRANGEMENTS

[—] will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) to solicit the exercise of Rights. See “ — Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Offer.

The Fund and the Investment Adviser have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of the Dealer Manager or by reason of the Dealer Manager’s reckless disregard of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Common Shares acquired through exercising the Rights at prices that may be different from the market price for such Common Shares or from the price to be received by the Fund upon the exercise of Rights. The Dealer Manager is authorized to buy and exercise Rights (for delivery of Common Shares prior to the expiration of the Offer), including unexercised Rights of Record Date Shareholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, and to sell Common Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. In addition, the Dealer Manager has the right to buy Rights offered to it by the Subscription Agent from electing Record Date Shareholders, and the Dealer Manager may purchase such Rights as principal or act as agent on behalf of its clients for the resale of such Rights.

Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to try to sell any Rights they do not intend to exercise themselves. Subscription certificates evidencing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent on or before 5:00 p.m., Eastern time, on [•], 2012 (or, if the subscription period is extended, on or before 5:00 p.m., Eastern time, two (2) business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager if it will purchase the Rights. If the Dealer Manager purchases the Rights, the sales price paid by the Dealer Manager will be based upon the then current market price for the Rights. The proceeds from each of such sales to the Dealer Manager will be remitted to the Subscription Agent, which will hold such proceeds in an account segregated from the Subscription Agent’s own funds pending distribution to each selling Record Date Shareholder. It is expected that following each such sale of Rights to the Dealer Manager, the proceeds from each such sale will be received by the Subscription Agent within three (3) business days of the sale and that the proceeds will then be remitted to the selling Record Date Shareholder within three (3) business days of receipt by the Subscription Agent.

If the Dealer Manager declines to purchase the Rights of a Record Date Shareholder that have been duly submitted to the Subscription Agent for sale, the Subscription Agent will attempt to sell such Rights in the open market. If the Rights can be sold in such manner, all of such sales will be deemed to have been effected at the weighted-average price of all Rights sold by the Subscription Agent in such open market transactions throughout the subscription period. The proceeds from such sales will be held by the Subscription Agent in an account segregated from the Subscription Agent’s own funds pending distribution to the selling Record Date Shareholders. It is expected that the proceeds of such open market sales will be remitted by the Subscription Agent to the selling Record Date Shareholders within five (5) business days following the Expiration Date.

The Subscription Agent will also attempt to sell (either to the Dealer Manager or in open market transactions as described above) all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth (4th) business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales in an account segregated from the Subscription Agent’s own funds for the benefit of such non-claiming Record Date Shareholders until such proceeds are either claimed or revert to the state.

There can be no assurance that the Subscription Agent will be able to sell any Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. If a Record

Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financing transactions with the Fund, the Investment Adviser and their affiliates.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of the Dealer Manager is [—].

COMPENSATION TO DEALER MANAGER

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [—]% of the aggregate Subscription Price for Common Shares issued pursuant to the Offer. The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to [—]% of the Subscription Price for each Common Share issued pursuant to the Offer or the Over-Subscription Privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [—]% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $[—] as a partial reimbursement of its expenses incurred in connection with the Offer. The fees described above are one-time fees payable on each date on which the Fund issues Common Shares after the Expiration Date with respect to the Dealer Manager, and on or before the tenth business day following the day the Fund issues Common Shares after the Expiration Date with respect to a Selling Group Member or Soliciting Dealer. The Fund will also pay expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with materials related to the Offer, including all reasonable out-of-pocket fees and expenses, if any and not to exceed $[—], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers. In connection with the purchase of Rights and sale of Common Shares by the Dealer Manager, the Dealer Manager may realize profits or losses in addition to and independent of any fees described above. While such profits or losses are difficult to quantify prior to the commencement of the subscription period, in no event will profits to the Dealer Manager from the purchase of Rights and sale of Common Shares prior to the Expiration Date of the Offer exceed 0.1% of the gross Offer size. No other fees will be payable by the Fund or the Investment Adviser to the Dealer Manager in connection with the Offer. All of the costs of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Shareholders who do not exercise their Rights.

SUBSCRIPTION AGENT

The Subscription Agent is [—]. Under the terms and subject to the conditions contained in a Subscription Agent Agreement between the Fund and the Subscription Agent, the Subscription Agent

in connection with the Offer will provide services related to the distribution of the subscription certificates and the issuance and exercise of Rights to subscribe as set forth therein. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[—], plus reimbursement for all out-of-pocket expenses related to the Offer. The fee and expenses of the Subscription Agent are included in the fees and expenses of the Offer and therefore will be borne by the Fund and indirectly by all of its Common Shareholders, including those Record Date Shareholders who do not exercise their Rights. The Fund has also agreed to indemnify the Subscription Agent [—].

Completed subscription certificates must be sent together with proper payment of the Subscription Price for all Common Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for eligible Record Date Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to [—] to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at [—]. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third (3rd) business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “ — Payment for Common Shares” below.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise, sell or transfer the Rights.

By First By First Class Mail Only (No Overnight /Express Mail)	[—]

By Express Mail or Overnight Courier	[—]

Delivery to an address other than one of the addresses listed above, or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

INFORMATION AGENT

The Information Agent is [—]. Under the terms and subject to the conditions contained in an Information Agent Agreement between the Fund and the Information Agent, the Information Agent will provide communication, dissemination and other related services in connection with the Offer.

Any questions or requests for assistance concerning the method of subscribing for Common Shares or for additional copies of this prospectus or subscription certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

[Name, address and phone number]

Common Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be $[—], plus reimbursement for its out-of-pocket expenses related to the Offer. The fee and expenses of the Information Agent are included in the fees and expenses of the Offer and therefore will be borne by the Fund and indirectly by all of its Common Shareholders. The Fund has also agreed to indemnify the Information Agent [—].

PAYMENT FOR COMMON SHARES

Exercising Rights Holders may choose between the following methods of payment:

(1) An Exercising Rights Holder may send the subscription certificate together with payment for the Common Shares acquired in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Shareholders) to the Subscription Agent based on the estimated Subscription Price of $[—] per Common Share ([—]). To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices set forth above, prior to 5:00 p.m., Eastern time, on the Expiration Date.

(2) An Exercising Rights Holder may have a bank, trust company or broker-dealer send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for in the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege (for eligible Record Date Shareholders) and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed subscription certificate and full payment for the Common Shares is received by the Subscription Agent by the close of business on [—], 2012 (or, if the Offer is extended, on the third (3rd) business day after the Expiration Date).

All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to “[—]”. The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated account pending proration and distribution of the Common Shares. The Subscription Agent may receive investment earnings on the funds deposited into such account.

The method of delivery of subscription certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such subscription certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable). Because uncertified personal checks may take at least five (5) business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

Within ten (10) business days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will direct the Transfer Agent to send to each Exercising Rights Holder (or, if Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Common Shares purchased pursuant to the Primary Subscription; (ii) the number of Common Shares, if any, acquired pursuant to the Over-Subscription Privilege (for eligible Record Date Shareholders); (iii) the per Common Share and total purchase price for the Common Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Exercising Rights Holder, if eligible, exercises his right to acquire Common Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Common Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by Rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of

America and payable to “[—]”. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the Common Shares purchased is subject to collection of checks and actual receipt of payment. The Subscription Agent will deposit all checks it receives prior to the final due date of this Offer into a segregated account pending proration and distribution of the Common Shares. The Subscription Agent may receive investment earnings on the funds deposited into such account. If an Exercising Rights Holder who subscribes for Common Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for eligible Record Date Shareholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) sell subscribed and unpaid-for Common Shares to other eligible Record Date Shareholders; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Common Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Common Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund or the Investment Adviser, each in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund or the Investment Adviser determines in its sole discretion. The Subscription Agent and the Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Common Shares by the Subscription Agent, except as provided above under “ — Notice of Net Asset Value Decline.”

DELIVERY OF COMMON SHARES/DIVIDEND REINVESTMENT PLAN PARTICIPANTS

Common Shares purchased pursuant to the Primary Subscription will be delivered promptly after full payment for such Common Shares has cleared. Common Shares purchased pursuant to the Over-Subscription Privilege will be delivered as soon as practicable after the Expiration Date of the Offer and following the completion of any pro-rations that may be necessary in the event that the number of Common Shares subscribed for pursuant to the Over-Subscription Privilege exceeds the number of Common Shares not subscribed for pursuant to the Primary Subscription.

Exercising Rights Holders who are record holders of Common Shares will receive one or more certificates representing the Common Shares purchased pursuant to the Offer. Exercising Rights Holders whose Common Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Common Shares purchased pursuant to the Offer credited to the account of Cede or such other depository or nominee.

Participants in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Dividend Reinvestment Plan”) will have any Common Shares acquired pursuant to the Primary Subscription or pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Common Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the Code, Treasury regulations promulgated thereunder (“Treasury regulations”), and other applicable authorities in effect as of the date of this prospectus that are generally applicable to Record Date Shareholders and other Rights holders who are “United States persons” within the meaning of the Code, and does not address any foreign, state, local or other tax consequences. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial action. Record Date Shareholders and other Rights holders should consult their tax advisors regarding the tax consequences, including U.S. federal, state, local, foreign or other tax consequences, relevant to their particular circumstances.

The Fund believes that the value of a Right will not be includible in the income of a Record Date Shareholder at the time the Right is issued, and the Fund will not report to the Internal Revenue Service (“IRS”) that a Record Date Shareholder has income as a result of the issuance of the Right; however, there is no guidance directly on point concerning certain aspects of the Offer. The remainder of this discussion assumes that the receipt of the Rights by Record Date Shareholders will not be a taxable event for U.S. federal income tax purposes.

The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the Common Share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged. The Record Date Shareholder only is required to allocate the basis of the Old Common Share and the Right in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share on that date, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the Right a portion of the basis of the Old Common Share and (ii) the Right does not expire unexercised in the hands of the Record Date Shareholder (i.e., the Record Date Shareholder either exercises or sells the Right following its issuance).

No loss will be recognized by a Record Date Shareholder if a Right distributed to such Record Date Shareholder expires unexercised in the hands of such Record Date Shareholder.

The basis of a Right purchased in the market will generally be its purchase price. If a Right that has been purchased in the market expires unexercised, the holder will recognize a loss equal to the basis of the Right.

Any gain or loss on the sale of a Right or, in the case of Rights purchased in the market, any loss from a Right that expires unexercised, will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Record Date Shareholders will depend on whether the Old Common Share is held as a capital asset), and will be a long-term capital gain or loss if the holding period of the Right exceeds (or is deemed to exceed) one year. The deductibility of capital losses is subject to limitation. The holding period of a Right issued to a Record Date Shareholder will include the holding period of the Old Common Share.

No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise of the Right (the “New Common Share”) will equal the sum of the basis, if any, of the Right and the Subscription Price for the New Common Share. When a Rights holder exercises a Right, the Rights holder’s holding period in the New Common Shares does not include the time during which the Rights holder held the unexercised Right; the holding period for the New Common Shares will begin upon the exercise of the Right.

You should consult a tax advisor regarding the U.S. federal tax consequences of acquiring, holding, disposing of and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code contain certain fiduciary responsibility and prohibited transaction provisions applicable to shareholders whose Common Shares are held in employee benefit plans subject to ERISA or Section 4975 of the Code (including corporate savings and 401(k) plans, Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts) (each a “Benefit Plan”). Due to the complexity of these rules and the penalties for non-compliance, fiduciaries of Benefit Plans and other retirement plans should consult with their counsel and other advisors regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

As described above, holders of Common Shares who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. The exercise of Rights will require future funding of cash. See “The Offer — Subscription Price.” Benefit Plans should be aware that additional contributions of cash to the Benefit Plan (other than rollover contributions or trustee-to-trustee transfers from other Benefit Plans) necessary in order to fund the exercise of Rights would be treated as contributions to such Benefit Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans also should be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used also is treated as distributed to the IRA depositor.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The percentage increase in Common Shares outstanding that will occur if all the Rights are exercised is [—]. Further, both the sales load and the expenses associated with the Offer paid by the Fund will immediately reduce the net asset value of each Common Shareholder’s Common Shares. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. The economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the net asset value per Common Share on the Expiration Date — a relationship that cannot be known as of the date of this prospectus. If the Subscription Price is greater than the net asset value per Common Share as of the Expiration Date (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate accretion to the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to increase). If the Subscription Price is less than the net asset value per Common Share as of the Expiration Date (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate dilution of the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s Common Shares. Any such dilution would disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current net asset value per Common Share, this dilution could be substantial.

Since January 1, 1990, the Common Shares have traded on the NYSE at a premium to net asset value [96.8%] of the time. The average premium during that period has been [19.8%] and the premium at the close of trading on the NYSE on March 13, 2012 was [36.1%]. See “Net asset value and market price information” below. The conduct of the Offer and the prospect of additional Common Shares being issued pursuant to the Offer may exert downward pressure on the market price of the Common Shares on the NYSE, reducing the current premium and possibly even creating a discount. As a result, it is likely that the Subscription Price that is calculated as of the Expiration Date will be lower than the current market price.

The Fund cannot predict whether its Common Shares will trade in the future at a premium or discount to net asset value.

The distribution to Common Shareholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Record Date Shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. There can be no assurance that a market for the Rights will develop.

The Fund

The Fund is a closed-end, diversified management investment company that is registered under the Investment Company Act. The Fund was incorporated in the State of Maryland on November 26, 1986 and first offered its Common Shares to the public on January 21, 1987. The Fund’s Common Shares are traded on the New York Stock Exchange under the symbol “DNP.” The Fund’s principal office is located at 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, and its telephone number is (312)  368-5510.

Use of proceeds

If [—] Common Shares are sold at an assumed Subscription Price of $[—] per Common Share, the net proceeds of the Offer are estimated to be approximately $[—], after deducting the Fund’s estimated offering expenses, including expenses of the Dealer Manager, the sales load and other offering expenses, estimated to be $[600,000].

The Fund will invest the net proceeds of the Offer in accordance with the Fund’s investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within three months after the completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending any such investments, the proceeds will be invested in high quality short-term debt instruments. See “The Fund’s investments — Investment Objectives and Policies” below.

Benefits to the Investment Adviser

The Investment Adviser will benefit from the Offer, in part, because the investment advisory fee paid by the Fund to the Investment Adviser is based on the Fund’s average weekly managed assets. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Common Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly managed assets during the twelve-month period beginning [—], 2012 are $[—] per Common Share (the net asset value per Common Share on [—]) and (iii) the Subscription Price is $[—] per Common Share ([describe formula]), and after giving effect to the Dealer Manager fee and other estimated offering expenses, the Investment Adviser would receive additional investment advisory fees of approximately $[—] for the twelve-month period beginning [—], and would continue to receive additional investment advisory fees as a result of the Offer, based on the Fund’s average weekly managed assets attributable to the Common Shares issued in the Offer, thereafter.

Net asset value and market price information

NET ASSET VALUE

The net asset value of a Common Share is determined as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open for trading. The net asset value of a Common Share is calculated by dividing the value of the Fund’s assets (the value of the Fund’s portfolio securities plus cash and other assets), less the Fund’s liabilities (including dividends payable on Preferred Shares and interest payable on borrowings) and less the aggregate liquidation value of the outstanding Preferred Shares, by the number of outstanding Common Shares. The Fund’s net asset value per Common Share is published on a daily basis.

For purposes of determining the Fund’s net asset value, equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ National List are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Equity securities traded on more than one securities exchange are valued at the last sale price on the pricing date at the close of the exchange representing the principal market for such securities. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using procedures for the valuation of securities determined in good faith by the Board.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the NYSE. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies, as supplied by an independent quotation service as of the time of the close of the NYSE (normally 4:00 p.m., Eastern time).

MARKET PRICE INFORMATION

The Common Shares have been listed on the NYSE since January 21, 1987 (trading symbol “DNP”). Since the commencement of trading, the Common Shares have most frequently traded at a premium to net asset value, but have periodically traded at a slight discount. The Fund cannot predict whether its Common Shares will trade in the future at a premium or discount to net asset value.

The average weekly trading volume of the Fund’s Common Shares on the NYSE during the fiscal year ended December 31, 2011, was approximately 269,294 Common Shares.

The following table shows, for each calendar quarter since the quarter ended March 31, 2010; (i) high and low net asset values per Common Share, (ii) the high and low sale prices per Common Share, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low net asset values per Common Share. The Fund’s net asset value per Common Share is determined on the last business day of each week.

Quarter Ended		Market Price		Net Asset Value at		Market Premium (Discount) to Net Asset Value at

		High	Low	Market High	Market Low	Market High	Market Low

2012	March 31	$[—]	$[—]	$[—]	$[—]	[—]%	[—]%

2011	December 31	11.18	9.65	8.14	7.46	37.35	29.36

	September 30	10.19	8.52	8.00	6.94	27.38	22.77

	June 30	10.00	9.45	8.01	7.87	24.84	20.08

	March 31	9.84	9.05	7.65	7.56	28.63	19.71

2010	December 31	10.24	9.00	7.64	7.50	34.03	20.00

	September 30	9.95	8.93	7.35	6.52	35.37	36.96

	June 30	9.55	5.00	7.16	6.79	33.38	(26.36)

	March 31	9.50	8.92	7.13	6.69	33.24	33.33

On [March 13], 2012, the net asset value per Common Share was $[8.25], trading prices ranged between $[11.38] and $[11.21](representing a [premium] to net asset value of [37.94]% and [35.88]%, respectively) and the closing price per Common Share was $[11.23] (representing a [premium] to net asset value of [36.12]%).

As of [March 13], 2012, the Fund had [242,524,689] Common Shares outstanding.

REPURCHASES

The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by changes in the dividends and interest the Fund receives on its investments and the cost of the Fund’s leverage), net asset value, call protection, price, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company can trade at prices lower than net asset value. The Board is regularly apprised of the relationship between the market price and net asset value of the Common Shares. If the Common

Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of the Fund’s Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board will decide to take or propose any of those actions, or that share repurchases or tender offers, if undertaken, will reduce any market discount. The Fund has no present intention to repurchase its Common Shares.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares.

Subject to the Fund’s investment and certain other limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares or other forms of leverage are outstanding would increase the leverage applicable to the outstanding Common Shares then remaining.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved in accordance with the 1940 Act and the requirements of the Fund’s charter, discussed below. See “Certain provisions in the Charter and Bylaws and certain provisions of Maryland law—Anti-Takeover Provisions in the Charter and Bylaws.” The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and investment strategies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would also reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors would potentially incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

The Fund’s investments

The following section describes the Fund’s investment objectives and policies, fundamental investment restrictions, portfolio contents and investment techniques. More complete information describing the Fund’s investments can be found in the SAI.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Fundamental Policies

The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund cannot assure you that it will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.

The Fund’s investment objectives stated above and its policy of concentrating its investments in the utilities industry are fundamental policies and may not be changed without the approval of the holders of a “majority” (as defined in the 1940 Act) of the outstanding Common Shares and Preferred Shares voting together as one class, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund’s policy of concentrating its investments in the utilities industry has been developed to take advantage of the characteristics of securities of companies in that industry. Historically, securities of companies in the public utilities industry have tended to produce current income and long-term growth of income for their holders. They are thus well suited to the Fund’s primary investment objectives. However, since the Fund’s portfolio is concentrated in the utilities industry, the Fund is subject to the risks of that concentration and, in particular, will be affected by developments in that industry. See “Risk factors — Concentration Risk” and “ — Utilities Industry Risk” below.

Other Significant Investment Policies and Restrictions

Each of the policies and restrictions described below may be changed by the Board without the approval of the Fund’s shareholders.

Industry Concentration. The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, which includes companies engaged in the production, transmission or distribution of electric energy or gas or in telephone services, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

Issuer Concentration. The Fund may not invest more than 5% of its total assets (valued at the time of the investment) in the securities of any one issuer (except that this restriction does not apply to United

States Government securities), nor may the Fund acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition). However, up to 25% of the Fund’s total assets (at the time of investment) may be invested without regard to the foregoing limitations. Additionally, the Fund may not acquire 5% or more of the outstanding voting securities of a public utility company.

Fixed Income Securities. Generally, the Fund purchases a fixed income security only if, at the time of purchase, it is rated investment grade, although the Fund is not required to divest itself of a security that falls below investment grade. The Fund does not have a specific maturity policy but generally does not purchase fixed income securities with maturities longer than 30 years.

Foreign Securities. The Fund may not invest in securities issued by public utilities located outside the United States, if, as a result of such investment, 20% or more of the Fund’s total assets would be invested in such securities.

Restricted Securities. The Fund may not invest in securities subject to legal or contractual restrictions on resale, if, as a result of such investment, more than 10% of the Fund’s total assets would be invested in such securities.

Rating Agency Guidelines. The Fund has issued Preferred Shares, which are currently rated by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC (“S&P”), nationally recognized statistical rating organizations, which issue ratings for various securities reflecting the perceived creditworthiness of those securities. Each of the foregoing rating organizations has established guidelines in connection with granting the Fund the highest rating for its Preferred Shares. The rating agency guidelines relate to, among other things, the composition of the Fund’s portfolio, as well as restrictions on borrowing and the use of certain investment techniques by the Fund. Currently, the Fund’s charter requires the Fund to comply with each rating agency’s guidelines, unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the Preferred Shares. The Board of the Fund has recommended that the Fund’s shareholders approve an amendment to the Fund’s charter that would permit the Fund to deviate from a rating agency’s guidelines, after receiving written advice from the rating agency as to the effect such noncompliance would have on its then-current rating of the Preferred Shares, if the Board determines, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. In order to be adopted, the proposed charter amendment must be approved by the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act), and by the holders of two thirds of the outstanding Preferred Shares, voting as a separate class. The Fund cannot predict whether the proposed charter amendment will be approved by the Fund’s shareholders.

Borrowing of Money. The Fund is authorized to borrow money on a secured or unsecured basis to the full extent permitted by the 1940 Act and related SEC rules, interpretations and modifications. The Fund’s ability to enter into borrowings is currently restricted by the rating agency guidelines discussed above. The Moody’s guidelines currently provide that the Fund may not issue senior securities representing indebtedness, as defined in the 1940 Act, unless advised by Moody’s that such borrowings would not adversely affect Moody’s then-current rating of the Preferred Shares. The S&P guidelines currently provide that the Fund will limit the aggregate amount of its borrowings to 10% of the value of its total assets and will not incur any borrowings, unless advised by S&P that such borrowings would not adversely affect S&P’s then-current rating of the Preferred Shares. See “Risk factors — Leverage Risk,” “ — Effects of Leverage,” “ — Additional Risks Associated with the Fund’s Leverage” and “Description of capital structure — Description of Borrowings” below.

See “Investment Objectives and Policies — Fundamental Investment Restrictions” in the SAI for a complete list of the fundamental investment restrictions and other significant investment policies of the Fund.

PORTFOLIO CONTENTS

The investments of the Fund are diversified not only in terms of issuers but also in terms of types of securities, since the Fund may invest in fixed income securities, such as bonds and preferred stocks, as well as common stocks, convertible securities and securities of real estate investment trusts and MLPs. The Fund may invest in the securities of domestic and foreign issuers as well as in securities of companies of any market capitalization, including small and mid cap stocks. The Fund may vary the percentage of assets invested in any one type of security based upon the Investment Adviser’s evaluation as to the appropriate portfolio structure for achieving the Fund’s investment objectives under prevailing market, economic and financial conditions. The Fund’s portfolio is composed principally of the following types of equity and fixed-income securities.

Common Stocks

Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred Stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock typically does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is usually contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. We cannot assure you that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction or the characterization of dividends as qualified dividend income eligible for the reduced federal income tax rate.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Corporate Bonds and other Debt Securities

The Fund also invests in corporate bonds, debentures and other debt securities of companies in the public utilities industry or other industries and sectors. Debt securities in which the Fund invests may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. Generally, the Fund purchases a fixed income security only if, at the time of purchase, it is rated investment grade, although the Fund is not required to divest itself of a security that falls below investment grade. The Fund does not have a specific maturity policy but generally does not purchase fixed income securities with maturities longer than 30 years.

Convertible Securities and Bonds with Warrants Attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed-income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the market price of the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Real Estate Investment Trusts

The Fund may invest in companies that are treated as real estate investment trusts for federal income tax purposes (“REITs”). REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REIT income distributions received by the Fund generally will not be treated as qualified dividends.

MLPs

MLPs are entities that are structured as limited partnerships or limited liability companies and are generally treated as partnerships and not as corporations for federal income tax purposes. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as an MLP, the entity must receive at least 90% of its annual gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

The benefit the Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay tax on its income at the corporate tax rate.

MLPs organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units, each described more fully below. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.

Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions.

A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

MLP Equity Securities

Equity securities issued by MLPs primarily consist of common units, subordinated units and preferred units, as described more fully below. The Fund’s investments in these types of securities are subject to the Fund’s limitation to invest no more than 25% of its total assets in MLPs.

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MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ Global Market. The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs may also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

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MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs may also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

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MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity Securities

The Fund also may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs, and other similarly structured entities. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase such other MLP equity securities through market transactions, but may also do so through direct placements. The Fund’s investments in these entities do not count toward the Fund’s limitation to invest no more than 25% of its total assets in MLPs.

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I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. The Fund’s investments in I-Shares do not count as investments in MLPs with respect to the Fund’s limitation of investing up to 25% of its total assets in MLPs.

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MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive IDRs, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

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MLPs that Elect to be Taxed as Corporations. Some companies that are structured as publicly traded limited partnerships or limited liability companies elect to be treated as corporations rather than partnerships for federal taxation purposes. (This is often the case for marine shipping companies organized outside of the United States.) As a consequence, these companies pay taxes at the company level prior to any dividends or distributions to equity holders. To the extent these companies are required to pay taxes on their income, it may reduce their profitability and reduce the amount of distributions to holders of the company’s equity.

Types of MLPs in Which the Fund May Invest

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Midstream MLPs. Midstream MLPs own and operate the logistical assets used in the midstream energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of affiliated Midstream MLPs and (b) I-Shares issued by affiliates of Midstream MLPs.

•	Other MLPs, including:

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Upstream MLPs. Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

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Coal MLPs. Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electric utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

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Propane MLPs. Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

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Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

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Other MLPs. There are other MLPs that engage in owning energy assets or providing energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the categories listed above, they are publicly traded and seek to generate qualified income so as to qualify for federal tax treatment as a partnership.

Comparison with Direct Investment in MLPs. The Fund seeks to provide an efficient vehicle through which holders of its Common Shares may invest in MLPs in the energy sector. An investment in the Fund is different in several ways from direct investments in MLPs, including the following:

•	Simplified tax reporting. Investors in the Fund, while gaining exposure to a diverse portfolio of MLPs, will receive a single Form 1099, rather than multiple Schedule K-1s from each directly held MLP. Also, direct MLP investors may be required to file state income tax returns in each state in which the MLP operates, while investors in the Fund will not be required to file state income tax returns in each state where the MLPs operate.

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Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs, the Fund may invest in MLPs through direct placements. Direct placements offer the potential for increased returns, but are usually available only to a limited number of institutional investors.

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Costs associated with investments in the Fund as opposed to direct investments in MLPs. Investors in the Fund are subject to the management fees and other expenses of investing in the Fund. Direct investments in an MLP are not subject to these costs.

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Favorable tax treatment. Distributions from the Fund are generally tax-advantaged, although we cannot give assurances in this regard. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, the holders of Common Shares will experience a reduction in basis in their Common Shares, which may increase the capital gain, or reduce capital loss, realized upon sale of such Common Shares. See “Certain United States federal income tax matters.”

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Appropriate for inclusion in IRAs and other qualified accounts. Because the Fund’s distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund.

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Suitable investments for corporations and investment companies. Subject to certain holding period and other requirements, any distributions by the Fund that may be taxable as dividends (i.e., distributions out of the Fund’s current or accumulated earnings and profits) generally will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning before January 1, 2013, generally will be treated as “qualified dividend income” for shareholders taxed as individuals and will be eligible for reduced rates of taxation. In addition, dividends on Common Shares will be treated as qualifying income for each holder of Common Shares that is an investment company (including mutual funds) that has elected to be taxed as a regulated investment company. In contrast, income received directly by such investment companies from MLPs may not be treated as qualifying income by such investment companies.

INVESTMENT TECHNIQUES

The Fund may from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, are hedges against or substitutes for investments in equity investments. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Reverse Repurchase Agreements.

The Fund is permitted to enter into reverse repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Investment Adviser, subject to the supervision of the Board (“Qualified Institutions”). The Investment

Adviser shall monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Board. At the time the Fund enters into a reverse repurchase agreement, an approved custodian shall segregate liquid, high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements are treated as borrowings for the purpose of the Fund’s limitation on borrowing. See “Risk factors — Leverage Risk,” and “ — Effects of Leverage” below.

Lending of Portfolio Securities

In order to generate additional income, the Fund may from time to time lend securities from its portfolio, with an aggregate value not in excess of 33 1 / 3 % of its total assets, to brokers, dealers and financial institutions such as banks and trust companies. In connection with all loans of securities, the Fund receives collateral in cash, United States Government securities, irrevocable letters of credit or various other specified types of investment-grade securities. The collateral is required to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Loans of the Fund’s securities are terminable at any time. The Fund has the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In addition, securities lending transactions may reduce the amount of distributions that are treated as qualified dividend income eligible for the reduced federal income tax rate.

The Fund may also engage in transactions that are economically similar to securities lending transactions, such as by permitting a credit facility provider to rehypothecate securities that the Fund has pledged as collateral for a cash/margin loan or in connection with a repurchase agreement entered into under that credit facility. For a description of the ability of the Bank to borrow and rehypothecate securities of the Fund that have been pledged as collateral in connection with the Credit Facility see “Description of capital structure — Description of Borrowings” below.

Dividend Capture Trading

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of captures may enable the Fund to collect more dividends per quarter than it would have collected if it held the same stock throughout the entire quarter. The use of dividend capture strategies exposes the Fund to increased trading costs and the potential for capital loss.

When-Issued and Delayed Delivery Transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the

Investment Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The Fund will establish and maintain with its custodian a segregated account consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per Common Share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per Common Share may occur than if it had set aside cash to satisfy its purchase commitments.

Temporary Investments

During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objectives. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States Government obligations. To the extent that the Fund engages in such defensive investments, it may not achieve its investment objectives.

Portfolio Turnover

The Fund may sell securities to realize capital losses that can be used to offset capital gains (but not dividends or other ordinary income) or in connection with dividend capture strategies. Use of these strategies will increase portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

USE OF LEVERAGE

The Fund has utilized leverage since shortly after it began investment operations, including through the issuance of Preferred Shares. As of December 31, 2011, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Preferred Shares was $400 million, which then represented approximately [13]% of the Fund’s total assets (including assets attributable to the Preferred Shares).

The Fund adds leverage to its portfolio from time to time by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities (together “borrowings”). As of December 31, 2011, the Fund had outstanding borrowings under the Credit Facility representing approximately [20]% of the Fund’s total assets (including any additional leverage obtained through the use of the Credit Facility), such that the Fund’s total leverage attributable in the aggregate to Preferred Shares and borrowings then represented approximately [33]% of the Fund’s total assets.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue other Preferred Shares to add leverage to its portfolio.

Following completion of the Offer, the Fund may increase the amount of its leverage outstanding. The Fund may do so by engaging in additional borrowings, including through the use of reverse repurchase agreements, in order to maintain the Fund’s desired leverage ratio at that time, taking into account the additional assets raised through the issuance of Common Shares in the Offer. The Fund may also add leverage through the use of credit default swaps and other derivative transactions and/or the other techniques noted above. There is no assurance, however, that the Fund will determine to add leverage following the Offer, as the Fund intends to utilize leverage opportunistically and may choose to increase or decrease its use of leverage over time and from time to time based on the Investment Adviser’s assessment of market conditions and other factors. In addition, if the Fund determines to add leverage following the Offer, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part, because it is not possible to predict the number of Common Shares that ultimately will be subscribed for in the Offer.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from borrowings or other forms of leverage have been invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other forms of leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, the excess may be used to pay higher dividends to holders of Common Shares than if the Fund were not so leveraged.

Regarding the expenses associated with the Fund’s leverage, the terms of the Preferred Shares provide that they would ordinarily pay dividends at a rate set at periodic auctions or remarketings, subject to a maximum applicable rate calculated as a function of the Preferred Shares’ then-current rating and a reference interest rate. However, the periodic auctions and remarketings for the Preferred Shares, as well as auctions and remarketings for similar preferred shares of other closed-end funds across the United States, have failed since February 2008, and the dividend rates on the Preferred Shares since that time have been paid at the maximum applicable rate. The Fund expects that the Preferred Shares will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auctions and remarketings for the Preferred Shares may resume normal functioning.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and any borrowings or other forms of leverage (such as the use of derivatives strategies) will result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile. In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and any borrowings or other forms of leverage are borne entirely by the holders of Common Shares (and not by the holders of Preferred Shares) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Adviser are based on the total managed assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding), the Investment Adviser has a financial incentive for the Fund to have Preferred Shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Adviser, on the one hand, and the holders of Common Shares, on the other hand.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% asset coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage other than Preferred Shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage (i.e., effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total assets, including assets attributable to the leverage). The Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this 300% asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than Preferred Shares) used by the Fund. However, these transactions, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of additional leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to holders of Common Shares than if the strategies were not used. Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of capital structure.”

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

See “Risk factors — Leverage Risk,” “ — Effects of Leverage,” and “ — Additional Risks Associated with the Fund’s Leverage” below.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its Preferred Shares and variable rate borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its Preferred Shares or variable rate borrowings. The payment obligation would be based on the notional amount of the swap. The Fund’s payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the Common Shares and Preferred Shares. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the effect that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. See “Risk factors — Hedging Strategy Risk” and “  — Derivatives Risk.”

Risk factors

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Fund.

RISKS RELATING TO THE OFFER

Dilution Risk

Upon the completion of the Offer, Record Date Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more Common Shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Common Shareholders. Further, both the sales load and expenses associated with the Offer paid by the Fund may reduce the net asset value per Common Share of each Common Shareholder’s Common Shares. The economic impact of the Offer on Common Shareholders will depend on the relationship between the Subscription Price and the net asset value per Common Share — a relationship that cannot be known as of the date of this prospectus. If the Subscription Price is greater than the net asset value per Common Share (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate accretion to the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to increase). If the Subscription Price is less than the net asset value per Common Share (taking into account the Fund’s expenses as they relate to the Offer), the completion of the Offer will result in an immediate dilution of the net asset value per Common Share for all Common Shareholders (i.e., will cause the net asset value per Common Share of the Fund to decrease). Any such dilution would disproportionately affect nonexercising Common Shareholders. If the Subscription Price is substantially less than the current net asset value per Common Share, this dilution could be substantial. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for any economic dilution of their interests, although there can be no assurance that a market for the Rights will develop or, if such a market does develop, what the price of the Rights will be. Any future rights offerings in which the Subscription Price is less than the net asset value per Common Share would result in an immediate dilution of net asset value per Common Share for all Common Shareholders.

Market Discount Risk

The shares of closed-end management investment companies often trade at a discount to their net asset value, and the Fund’s Common Shares may likewise trade at a discount to net asset value. After completion of the Offer, the Common Shares may trade at a price that is less than the Subscription

Price for Common Shares issued pursuant to the Offer. This risk may be greater for investors who sell their Common Shares relatively soon after completion of the Offer.

RISKS RELATING TO INVESTING IN THE FUND’S COMMON SHARES

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends or distributions.

Concentration Risk

The Fund invests a significant portion of its total assets in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The focus of the Fund’s portfolio on specific sectors may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. Adverse economic, political or regulatory occurrences affecting one or more of those sectors will have a larger impact on the Fund than on an investment company that does not concentrate solely in those specific sectors. At times, the performance of companies in those sectors will lag the performance of other sectors or the broader market as a whole. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of Common Shares.

Utilities Industry Risk

Risks that are intrinsic to public utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. We cannot assure you that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. We cannot assure you that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utilities industry continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industry. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industry sectors. The Fund believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may become less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Fund seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, we cannot assure you that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Fund believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, we cannot assure you that such favorable developments will occur or that investment opportunities in foreign markets will increase or that regulatory structures will remain stable over time.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Fund takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Certain segments of the electric, gas, telecommunications and midstream energy sectors of the public utilities industry, and individual companies within such segments, may not perform as well as each sector as a whole (or companies or segments of other sectors). Many utility companies have historically been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of utility companies to operate and utilize such facilities, thus reducing the companies’ earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. Changes in regulatory policies or accounting standards may negatively affect the earnings or dividends of utility companies. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rates of return of utility companies generally are subject to review and limitation by state and/or national public utility commissions, which results ordinarily in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utility companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business. Telecommunications companies have been subject to risks associated with increasing levels of competition, technology substitution (i.e., wireless, broadband and voice over Internet protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.

Electric. The electric utility sector consists of companies that are engaged principally in the generation, distribution, transmission, delivery or sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate, and risks related to abandonment and cost overruns of new projects. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the interest rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of U.S. states have enacted or are considering deregulation proposals or other proposals designed to increase competition. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. We cannot assure you that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of certain parts of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Investment Adviser, however, environmental considerations could improve the outlook for the gas sector in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result. In addition, the risks that apply to electric utility companies also generally apply to gas utility companies.

Telecommunications. Today, telecommunications companies include both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited geographic markets. Today these two historically different businesses are converging in an industry in which companies are growing in size and expanding geographically into national and international markets, and which has been subject to significant deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but other, less-regulated firms, providing services such as wireless telephone services, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain subscribers at the expense of traditional telephone companies. Still, increasing competition, technological innovations, changes in consumer demand and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. In addition, potential statutory or regulatory changes could either help or harm particular segments of the telecommunications sector. Given mergers and potential legislative and regulatory changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to residential, corporate and governmental customers.

Midstream Energy. Most of the Fund’s investments in the midstream energy sector will be through MLPs, which are subject to separate risks discussed below. There are special risks inherent in the midstream energy sector, including supply and demand risk, acquisition risk, regulatory risk, commodity pricing risk, catastrophe risk and affiliated party risk.

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies in the midstream energy sector (“energy companies”). Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors. Factors affecting the volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution include depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of the Organization of Petroleum Exporting Countries; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; weather conditions; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Acquisition Risk. The ability of energy companies to grow and, where applicable, to increase distributions to their equity holders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus.

Regulatory Risk. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies.

The operations of wells, gathering systems, pipelines and distribution facilities, refineries, electric generating, transmission, and distribution facilities and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•

the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. These laws and regulations may mandate costly capital upgrades at regulated facilities. For example, currently existing and proposed environmental laws and regulations are expected to require additional air pollution control equipment and improvements to cooling water infrastructure at certain electrical generating facilities. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, also impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy infrastructure assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. For example, hydraulic fracturing, a technique commonly used in the completion of oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly compliance requirements.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (the “EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from new cars and trucks. The EPA is requiring certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for carbon-based energy or raise prices for such energy relative to other forms of energy, which may adversely affect the total return of certain of the Fund’s investments.

Commodity Pricing Risk. The return on the Fund’s investments in energy companies may be dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, policies of the Organization of Petroleum Exporting Countries, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. The energy industry as a whole, including the midstream energy sector, may also be impacted by the perception that the performance of energy companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other energy companies.

Catastrophe Risk. The operations of energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the United States Government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition. Any occurrence of a catastrophic event could bring about a limitation, suspension, or discontinuation of operations in the energy industry, including the midstream energy sector.

Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by a company’s parents or sponsors to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Utilities Industry Generally. We cannot assure you that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future. In addition, the utilities industry generally is subject to the risk of increased environmental regulation, which may have a significant impact on the operations and earnings of utility companies.

Leverage Risk

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s Preferred Shares and indebtedness. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per Common Share and the market value per Common Share than if the Fund were not leveraged.

As of December 31, 2011, the Fund had $600,000,000 in principal amount of outstanding indebtedness and had outstanding two series of RP with an aggregate liquidation preference of $200,000,000 and two series of APS with an aggregate liquidation preference of $200,000,000. The dividend rate on each series of RP is reset every 49 days through a remarketing procedure and the dividend rate on each series of APS is reset every seven days through an auction process. As of [March 13, 2012], the dividend rate on the two series of RP then outstanding averaged [0.15]%, the dividend rate on the two series of APS then outstanding averaged [1.44]% and the interest rate on the

Fund’s then outstanding indebtedness of $600,000,000 in principal amount was [1.33]%. As of that date, the Fund must experience an annual return of [0.38]% on its portfolio in order to cover annual interest and dividend payments on the Fund’s outstanding indebtedness and Preferred Shares.

Fluctuations in dividend rates on the Preferred Shares and interest rates on the Fund’s indebtedness will affect the dividend to holders of Common Shares. Holders of Common Shares receive all net income from the Fund remaining after payment of dividends on the Preferred Shares and interest on the Fund’s indebtedness and generally are entitled to a pro rata share of net realized capital gains, if any.

In the event the Fund were ever to be liquidated, the holders of the Fund’s indebtedness would be entitled to receive repayment of outstanding principal plus accumulated and unpaid interest thereon before any distribution is made to the Fund’s shareholders, and the holders of Preferred Shares would be entitled to liquidating distributions (equal to $100,000 per share of RP and $25,000 per share of APS plus any accumulated and unpaid dividends thereon) before any distribution is made to holders of Common Shares.

Additionally, the 1940 Act provides certain rights and protections for holders of the Fund’s Preferred Shares and indebtedness which may adversely affect the interests of holders of Common Shares.

As of December 31, 2011, the total amount of leverage constituted approximately [33]% of the Fund’s total assets. The use of leverage has provided holders of Common Shares with a higher dividend than such holders would have otherwise received. However, there can be no assurance that the Fund will be able to continue to realize such a higher net return on its investment portfolio. Changes in certain factors could cause the relationship between the dividends paid on the Preferred Shares and interest paid on the Fund’s indebtedness to increase relative to the dividend and interest rates on the portfolio securities in which the Fund may be invested. Under such conditions the benefit of leverage to holders of Common Shares will be reduced and the Fund’s leveraged capital structure could result in a lower rate of return to holders of Common Shares than if the Fund were not leveraged. The 1940 Act generally requires the Fund to maintain an asset coverage of 200% on its outstanding Preferred Shares and 300% on its outstanding indebtedness. If the Fund’s asset coverage declines below the required levels (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so.

Effects of Leverage — Assuming that the Preferred Shares and borrowings used by the Fund will represent approximately [31]% of the Fund’s total assets after the completion of the Offer and that the Fund will pay dividends or incur interest expense at a combined average annual rate of [1.24]% (based on Preferred Share dividend rates and the applicable interest rates on borrowings as of the date of this prospectus), the income generated by the Fund’s portfolio (net of expenses) would have to exceed [0.35]% in order to cover such dividend payments or interest expense. Of course, these numbers are merely estimates, used for illustration. The amount of leverage used by the Fund as well as actual Preferred Share dividend rates and interest expenses on borrowings used by the Fund will vary.

The purpose of the following table is to assist investors in understanding the effects of leverage on returns to holders of Common Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of the Fund’s expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Common Share return.

Assumed annual portfolio return
(net of expenses)

-10.00%	-5.00%	0.00%	5.00%	10.00%

Corresponding annual return to
Holder of Common Shares(1)

[-15.72]	[-8.17]	[0.62]	[6.93]	[14.48]

(1) This return is composed of two elements: Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net distributable income after paying dividends on the Fund’s Preferred Shares and interest on the Fund’s borrowings) and gains or losses on the value of the securities the Fund owns.

Additional Risks Associated with the Fund’s Leverage

The dividend rate for the Fund’s Preferred Shares was designed to be set through a periodic auction or remarketing process. However, an auction fails when there are insufficient clearing bids to purchase all of the shares that current holders wish to sell in an auction, and a remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all of the shares that current holders wish to sell in a remarketing. A failed auction or remarketing means that the current holders retain their shares until the next periodic auction or remarketing and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter.

Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of the preferred shares of all closed-end funds, including the Fund’s Preferred Shares. The lack of liquidity resulting from the persistence of such auction and remarketing failures has caused a significant hardship for many holders of the Preferred Shares. Additionally, the Investment Adviser and the Board have concluded that the Preferred Share auction process may not provide liquidity for an extended period of time, if ever, with the result that the Fund may be required to pay the maximum dividend rates applicable to its Preferred Shares for an extended period of time. This will make the costs of financing the Fund’s leverage higher than they would have been if those costs had been determined through a successful auction or remarketing process, with the result that the income that holders of Common Shares receive will be marginally lower than the income they would have received in the absence of the auction and remarketing failures.

At the February 2008 Board meeting, the Fund’s directors charged management with developing and evaluating potential solutions that would maintain the benefits from leverage and be in the best interests of all the Fund’s shareholders. After reviewing options for resolving Preferred Share illiquidity, in March 2009 the Fund’s management arranged a $1 billion Credit Facility with the Bank. Subsequently, the Fund utilized the Credit Facility to redeem $200 million of RP and $300 million of APS. Earlier in the year, the Fund had redeemed $100 million of RP with cash on hand, and, following the establishment of the Credit Facility, replaced $100 million of that amount with debt during the second quarter of 2009. The Fund’s current leverage structure is the result of those actions.

The Fund is also limited in its ability to redeem or repurchase additional Preferred Shares by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the Preferred Shares. The rating agency guidelines include, among other things, restrictions on borrowing by the Fund. Currently, the Fund’s charter requires the Fund to comply with each rating agency’s guidelines, unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the Preferred Shares. The Board of the Fund has recommended that the Fund’s shareholders approve an amendment to the Fund’s charter that would permit the Fund to deviate from a rating agency’s guidelines, after receiving written advice from the rating agency as to the effect such noncompliance would have on its then-current rating of the Preferred Shares, if the Board determines, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. In order to be adopted, the proposed charter amendment must be approved by the holders of a majority of the

Fund’s outstanding securities (as defined in the 1940 Act), and by the holders of two thirds of the outstanding Preferred Shares, voting as a separate class. The Fund cannot predict whether the proposed charter amendment will be approved by the Fund’s shareholders. Accordingly, the exact timing of any redemptions or repurchases of Preferred Shares is uncertain, and it is unlikely that all of the Fund’s outstanding Preferred Shares will be retired in the near future.

The use of debt leverage entails certain risks. In obtaining debt financing to replace its Preferred Share leverage, the Fund may incur additional expenses which may decrease its earnings or it may become subject to covenants and other contractual provisions that restrict its operations. In addition, the rights of lenders in those borrowing transactions are senior to the rights of holders of the Fund’s Common Shares and Preferred Shares. Moreover, the Preferred Shares represent a permanent form of leverage, whereas the Fund’s $1 billion Credit Facility can be terminated by the Bank upon 180 days’ notice. There can be no assurance that the Fund would be able to replace the Credit Facility with another form of leverage if the Bank were to give a 180-day notice of termination. Furthermore, future changes in the credit markets could cause the interest rate payable on the Credit Facility to increase relative to the dividend and interest rates the Fund earns on its portfolio securities, which could reduce or even eliminate the benefits of leverage to the Fund. Finally, the Fund is required to maintain an asset coverage of 300% on any outstanding indebtedness, instead of the asset coverage of 200% that it is required to maintain on its Preferred Shares. If the Fund were unable to replace the Credit Facility after receiving a 180-day notice of termination from the Bank, or were unable to maintain the required asset coverage on its outstanding indebtedness, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Common Stock Risk

The Fund has substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Mid Cap Company Risk

The Fund may invest its portfolio of equity securities in companies of any market capitalization. The Fund considers small cap companies to be those with a market capitalization up to $2 billion and mid cap companies to be those with a market capitalization between $2 billion and $10 billion. The Fund’s investments in small and mid cap companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and mid cap companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred Stock Risk

The Fund has exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as United States Government securities, corporate debt or common stock.

Debt Securities Risk

In addition to credit risk, investment in debt securities carries certain risks, including:

•

Redemption Risk — Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•	Limited Voting Rights — Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.

•	Liquidity — Certain debt securities may be substantially less liquid than many other securities, such as United States Government securities or common stocks.

Illiquid Securities Risk

The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value.

MLP Risk

An investment in MLP units involves certain risks which differ from an investment in the equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and more limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

The proposed U.S. federal budget for fiscal year 2013 calls for the elimination of approximately $4 billion in tax incentives widely used by oil, gas and coal companies. The elimination of such tax incentives could adversely affect MLPs in which the Fund invests.

Issuer Risk

The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk

Credit risk is the risk that an issuer of a preferred stock or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred stocks or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred stocks or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the Fund’s preferred shares. In addition, the underlying revenue source for a preferred stock or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a primary source of income for the Fund is the dividend, interest and principal payments on the preferred stocks or debt securities in which it invests, any default by an issuer of a preferred stock or debt security could have a negative impact on the Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Interest Rate Risk

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund’s investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. The net asset value of the Fund’s investments in common stock may also fluctuate based on changes in interest rates. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. This is known as extension risk. The value of the Fund’s common stock investments may also be influenced by changes in interest rates.

Income Risk

The income that holders of Common Shares receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates on the Fund’s preferred stock holdings and bond holdings — and thus income available for distributions to holders of the Fund’s Common Shares – could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Foreign Investment Risk

Although the Fund is prohibited from investing 20% or more of its assets in securities of foreign issuers, the Fund may be exposed to certain risks as a result of foreign investments. When the Fund invests in securities of foreign issuers, it is subject to risks not typically associated with investing in securities of U.S. companies. These risks can include currency devaluations and other fluctuations in foreign currencies, foreign currency exchange controls, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial government involvement in the economy, higher rates of inflation, differences in securities regulation and trading, political uncertainty and other risks.

In addition, accounting, auditing and financial reporting standards in foreign countries are different from U.S. standards. As a result, certain material disclosures may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by the Fund and gains from the disposition of such securities may be subject to withholding taxes imposed by foreign countries.

Foreign Currency Risk

Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to holders of Common Shares.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are a form of leverage and are subject to the risks described above under “Leverage Risk.”

Hedging Strategy Risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Fund to risks. Such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and contracts related to options on positions in interest rate swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Investment Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives Risk

To the extent the Fund enters into derivatives transactions (such as futures contracts and options thereon, options and swaps), the Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends.

Dividend Capture Risk

The Fund may seek to increase its dividend income using a strategy called “dividend capture.” In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of dividend capture strategies exposes the Fund to increased trading costs and the potential for capital loss. Since 2004, the Fund has not made significant use of dividend captures but may decide to do so in the future.

Portfolio Turnover Risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Inflation Risk

Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Shares and Preferred Shares, and distributions thereon, can decline. In addition, during any periods of rising inflation, dividend rates on the Fund’s Preferred Shares and interest rates on the Fund’s indebtedness would likely increase, which would tend to further reduce returns to holders of the Fund’s Common Shares.

Market Disruption Risk

The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy, financial and commodities markets. Assets of companies, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism. The United States Government has issued warnings that assets of utility companies and energy sector companies, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Capital Market Risk

Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector, and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Tax Risk

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of certain qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. Additionally, in order for the Fund to avoid corporate-level income tax, the Fund must qualify each year as a regulated investment company under the Code and distribute all of its net income.

MLP Tax Risk

The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which it invests, a factor over which the Fund has no control. The benefit the Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s Common Shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund or the Investment Adviser. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

Certain provisions of the Fund’s charter and bylaws may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving holders of Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value. See “Certain provisions in the Charter and Bylaws and certain provisions of Maryland law — Anti-Takeover Provisions in the Charter and Bylaws” below.

Management of the Fund

The Board is responsible for the overall management of the Fund, including the supervision of the duties performed by the Investment Adviser. There are ten directors of the Fund. The names and business addresses of the directors and officers of the Fund, and their principal occupations and other affiliations, during the past five years are set forth under “Management of the Fund” in the SAI.

INVESTMENT ADVISER

The Fund’s investment adviser is Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. Subject to the general oversight of the Board, the Investment Adviser is responsible for managing the Fund’s investment portfolio. The Investment Adviser (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of December 31, 2011, managed approximately $8.58 billion in assets. The Investment Adviser acts as investment adviser to three other closed-end investment companies registered under the 1940 Act and as sub-adviser to one closed-end investment company and five open-end investment companies registered under the 1940 Act. The Investment Adviser is a wholly-owned indirect subsidiary of Virtus, an independent publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus was a subsidiary of The Phoenix Companies, Inc. (“Phoenix”) until December 31, 2008, when it was spun-off by Phoenix to its shareholders. Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with a distinct investment style, autonomous investment process and individual brand.

Under the terms of an investment advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”), the Investment Adviser receives from the Fund a quarterly fee at an annual rate of 0.60% of the average weekly managed assets of the Fund up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. “Average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). A discussion regarding the basis for the approval by the Board of the Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2011 as filed with the SEC on Form N-CSR on March 5, 2012 (File No. 811-4915).

The Advisory Agreement was amended in 1998 to include the proceeds of the Fund’s commercial paper borrowings in the asset base used to calculate the advisory fee, with the stated goal of basing the fee on the full size and scope of the portfolio that the Investment Adviser manages. During 2006, the Fund issued APS and used the proceeds to terminate its commercial paper borrowings. During 2009, the Fund replaced a portion of its Preferred Share leverage with borrowings under the Credit Facility. To be consistent with the Fund’s previously stated goal of basing the calculation of the Fund’s investment advisory fee and administration fee on the full size and scope of the portfolio that the Investment Adviser manages, the Board recommended, and Fund shareholders approved, at the 2010 annual meeting, a further amendment to the Advisory Agreement to include all borrowings that are utilized to provide financial leverage in the asset base used to calculate the advisory fee, with retroactive effect from March 24, 2009, the date the Fund began borrowing under the Credit Facility.

Under the terms of a service agreement among the Investment Adviser, Virtus Partners, Inc. (“VPI”) and the Fund (the “Service Agreement”), VPI makes available to the Investment Adviser the services, on a part-time basis, of its employees and various facilities to enable the Investment Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Investment Adviser, for which VPI assumes no responsibility, except as described in the preceding sentence. The Investment Adviser reimburses VPI for any costs, direct or indirect, fairly attributable to the services performed and the facilities provided by VPI under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

PORTFOLIO MANAGERS

A team of investment professionals employed by the Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President and Chief Executive Officer of the Fund since February 2001 (Chief Investment Officer since 1998; Executive Vice President from 1998 to 2001; Senior Vice President from 1997 to 1998). Mr. Partain has been President and Chief Investment Officer of the Investment Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004, and President and Chief Executive Officer of Duff & Phelps Global Utility Income Fund Inc. (“DPG”) since March 2011. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also chairman of the board and a director of Otter Tail Corporation.

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Executive Vice President and Assistant Chief Investment Officer of the Investment Adviser since March 2008 (Senior Vice President from 1993 to 2008 and Vice President from 1987 to 1993), Secretary of DTF and DUC since May 2005 and Secretary of DPG since March 2011. He is also a member of the portfolio management team for DUC. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Geoffrey P. Dybas, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Investment Adviser since March 2004 (Vice President from 1998 to 2004). Mr. Dybas concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the Global Team Head and senior portfolio manager for all REIT products managed by the Investment Adviser. These products include the Virtus Real Estate Securities Fund, the Virtus International Real Estate Securities Fund, the Virtus Global Real Estate Securities Fund; the Virtus Real Estate Securities Series, a series of the Virtus Variable Insurance Trust, and various institutional separate accounts. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Investment Adviser since January 2001. Ms. Jansen concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She has also served as the Chief Investment Officer of DPG since March 2011. Prior to joining the Investment Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Investment Adviser since January 1998 (Managing Director from 1996 to 1998). She is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Ms. Luecke concentrates her research on the global telecommunications industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Investment Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Investment Adviser since January 1998 (Managing Director from 1996 to 1998). He is also the co-portfolio manager of the Virtus Global Infrastructure Fund. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Please refer to the SAI for additional information about the Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the Fund.

ADMINISTRATOR

The Fund’s administrator is J.J.B. Hilliard, W.L. Lyons, LLC, 500 West Jefferson Street, Louisville, Kentucky 40202. The Administrator is a majority-owned indirect subsidiary of Houchens Industries,

Inc., a diversified conglomerate wholly owned by its employees. Under the terms of an administration agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Investment Adviser pursuant to the investment advisory agreement between the Fund and the Investment Adviser, as well as the necessary office facilities, equipment and personnel to perform such services.

For its services, the Administrator receives from the Fund a quarterly fee at annual rates of 0.20% of the Fund’s average weekly managed assets up to $1 billion and 0.10% of average weekly managed assets over $1 billion. “Average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Fund has paid, and in the future may pay, broker commissions to the Administrator.

CERTAIN OTHER FUND SERVICE PROVIDERS

The Fund’s custodian is The Bank of New York Mellon, 1 Wall Street — 25th Floor, New York, New York 10286. The transfer agent and dividend disbursing agent for the Fund’s Common Shares is Computershare Shareowner Services LLC (“Computershare”), 480 Washington Blvd, Jersey City, New Jersey 07310. The Fund’s remarketing agent is Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York 10080. The Fund’s auction agent is The Bank of New York Mellon, 101 Barclay Street 7W, New York, New York 10286. The Fund’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs the audit of the Fund’s annual financial statements and provides other audit-related and tax services to the Fund as pre-approved by the audit committee of the Board.

CONTROL PERSONS

As of the date of this prospectus, there are no persons who control the Fund. For purposes of the foregoing statement, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Description of capital structure

The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s charter, as amended and restated through the date hereof (the “Charter”), and bylaws, as amended and restated through the date hereof (the “Bylaws”). The Fund’s Charter and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The following table provides information about each class of the Fund’s outstanding capital stock as of [March 13], 2012.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund for its Own Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common stock	300,000,000	0	[242,524,689]
Preferred stock	100,000,000	0	10,000
RP, Series D	1,000	0	1.000
RP, Series E	1,000	0	1,000
APS, Series TH	4,000	0	4,000
APS, Series F	4,000	0	4,000

DESCRIPTION OF COMMON SHARES

Holders of Common Shares are entitled to dividends when and as declared by the Board, to one vote per Common Share in the election of directors (with no right of cumulation), and to equal rights per Common Share in the event of liquidation. They have no preemptive rights. There are no redemption, conversion or sinking fund provisions. The Common Shares are not liable to further calls or to assessment by the Fund.

The Fund completed an initial public offering of 130,000,000 Common Shares in January 1987. The Fund’s net proceeds from that offering were approximately $1,209 million. In 1992, the Fund completed a rights offering, issuing 9,675,867 Common Shares. The Fund’s net proceeds from that rights offering were approximately $88 million. In 1994, the Fund completed a rights offering, issuing 31,697,332 Common Shares. The Fund’s net proceeds from that rights offering were approximately $248 million. The Fund has also issued Common Shares in connection with its Dividend Reinvestment and Cash Purchase Plan. See “ — Dividend Reinvestment Plan” below.

MANAGED DISTRIBUTION PLAN

On February 21, 2007, the Board adopted a Managed Distribution Plan. The Managed Distribution Plan provides for the Fund to make a monthly distribution to holders of its Common Shares of 6.5 cents per share, subject to the right of the Board to suspend, modify, or terminate the Managed Distribution Plan without notice at any time.

Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders. Whenever any portion of any Fund distribution is derived from a source other than net investment income, Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to furnish shareholders with a written statement disclosing what portion of the payment per share is derived from net investment income, net short-term capital gains, net long-term capital gains and return of capital.

Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally make it unlawful for any registered investment company to make long-term capital gains distributions more than once each year. Rule 19b-1 limits the number of capital gains dividends, as defined in section 852(b)(3)(C) of the Code (“distributions”), that a fund may make with respect to any one taxable year to one, plus a supplemental “clean up” distribution made pursuant to section 855 of the Code not exceeding 10% of the total amount distributed for the year, plus one additional capital gain dividend made in whole or in part to avoid the excise tax under section 4982 of the Code.

Funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. On August 26, 2008, the SEC granted the Fund’s request for an order under Section 6(a) of the 1940 Act, exempting the Fund from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder and permitting the Fund to make periodic distributions of long-term capital gains with respect to its outstanding Common Shares as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of any outstanding Preferred Shares of the Fund. Even though the Fund has received this exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than the aggregate of its income and net realized capital gains.

A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Rather, a return of capital distribution represents a reduction of a shareholder’s principal investment in the Fund. To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Managed Distribution Plan.

The characterization of the Fund’s distributions in statements furnished pursuant to Section 19(a) of the 1940 Act and Rule 19a-1 thereunder based on U.S. generally accepted accounting principles and may differ from the treatment of those distributions for tax purposes. The determination of the character of all Fund distributions for tax purposes (specifying which portion is ordinary income, qualifying dividend income, short-or long-term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV. Return of capital is not taxable to shareholders in the year it is paid. Rather, shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. Such an adjustment may cause a shareholder’s gain to be greater, or loss to be smaller, depending on the sales proceeds received.

The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s Common Shares are trading at or above net asset value) or widening an existing trading discount.

DIVIDEND REINVESTMENT PLAN

The Fund maintains a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, shareholders may elect to have all dividends and capital gains distributions paid on their Common Shares automatically reinvested by Computershare, as agent for shareholders, in additional Common Shares. Only registered shareholders may participate in the Plan. The Plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by Computershare as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

When a dividend or distribution is reinvested under the Plan, the number of Common Shares equivalent to the cash dividend or distribution is determined as follows:

(i) If Common Shares are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new Common Shares at the greater of net asset value or 95% of the then-current market price.

(ii) If Common Shares are trading at a discount from net asset value at the valuation date, Computershare receives the dividend or distribution in cash and uses it to purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. Common Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price exceeds the net asset value of a share, the average purchase price per share paid by Computershare may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The valuation date is the business day immediately preceding the date of payment of the dividend or distribution. On that date, the Administrator compares that day’s net asset value per share and the closing price per share on the NYSE and determines which of the two alternative procedures described above will be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to four decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Common Shares held in the participant’s plan account have full dividend and voting rights. Dividends and distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the Plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred on any open market purchases of shares by Computershare.

The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions.

If the closing market price of Common Shares should be equal to or greater than their net asset value on the valuation date, the participants in the Plan would receive shares priced at the higher of net asset value or 95% of the market price. Consequently they would receive more shares at a lower per share price than if they had used the cash distribution to purchase Fund shares on the payment date in the market at the market price plus commission.

If the market price should be less than net asset value on the valuation date, the cash distribution for the Plan participants would be used by Computershare to purchase the shares to be received by the participants, which would be at a discount from net asset value unless the market price should rise during the purchase period so that the average price and commission exceeded net asset value as of the payment date. Also, since the Fund does not redeem its Common Shares, the price on resale may be less or more than the net asset value.

Plan participants may purchase additional Common Shares through the Plan by delivering to Computershare a check for at least $100, but not more than $5,000, in any month. Computershare will use such funds to purchase shares in the open market or in private transactions.

The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Common Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge of $2.50 imposed by Computershare and a pro rata share of any brokerage commission (or equivalent purchase costs) paid by Computershare in connection with such purchases. Funds sent to the bank for voluntary additional share reinvestment may be recalled by the participant by written notice received by Computershare not later than two business days before the next dividend payment date. If for any reason a regular monthly dividend is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that such funds continue to be held by Computershare for subsequent investment. Participants will not receive interest on voluntary additional funds held by Computershare pending investment.

A shareholder may leave the Plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the Record Date for that distribution. When a shareholder leaves the Plan: (i) such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share, valued at the closing price of the Fund’s Common Shares on the NYSE on the date discontinuance is effective) after deducting Computershare’s $5.00 charge and any brokerage commission (or equivalent sale cost) or (ii) if no request is made, such shareholder will receive a certificate for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest, valued at the closing price of the Common Shares on the NYSE on the date discontinuance is effective. If and when it is determined that the only balance remaining in a shareholder’s plan account is a fraction of a single share, such shareholder’s participation will be deemed to have terminated, and Computershare will send to such shareholder a check for the value of such fractional share, valued at the closing price of the Common Shares on the NYSE on the date discontinuance is effective.

The Fund may change, suspend or terminate the Plan at any time upon mailing a notice to participants.

DESCRIPTION OF PREFERRED SHARES

The Fund’s Charter expressly grants authority to the Board to authorize the issue of one or more series of Preferred Shares, and to fix by resolution or resolutions providing for the issue of each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions, of such series.

The Fund issued five series of RP in 1988 and five series of APS in 2006. In 2009, the Fund redeemed three series of RP and three series of APS, with the result that two series of RP and two series of APS are currently outstanding.

Holders of Preferred Shares are entitled to receive dividends before the holders of Common Shares and are entitled to receive the liquidation value of their shares ($100,000 per share with respect to the RP and $25,000 per share with respect to the APS, in each case plus accumulated but unpaid dividends) before any distributions are made to the holders of Common Shares, in the event the Fund is ever liquidated.

Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity issue for the holders of Preferred Shares. It is impossible to predict how long this imbalance will last.

The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, in each case plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on the following dates: Series D — December 22, 2021; and Series E — December 11, 2024.

In general, the holders of the RP and the Common Shares have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of Preferred Shares equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting separately as a single class, have the right to elect two directors of the Fund at all times and to elect a majority of the directors if at any time dividends on the Preferred Shares are unpaid for two years. In addition to any approval by the holders of the shares of the Fund that might otherwise be required, the approval of the holders of a majority of the outstanding Preferred Shares, voting separately as a single class, will be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of Preferred Shares and to approve, among other things, changes in the Fund’s sub-classification as a closed-end investment company, changes in its investment objectives or changes in its fundamental investment restrictions.

The Preferred Shares are not liable to further calls or to assessment by the Fund. There are no preemptive rights or sinking fund or conversion provisions.

Rating Agency Guidelines

The Fund’s Preferred Shares are currently rated by Moody’s and S&P. Each of the foregoing rating organizations has established guidelines in connection with granting the Fund the highest rating for its Preferred Shares. The rating agency guidelines relate to, among other things, the composition of the Fund’s portfolio, as well as restrictions on borrowing and the use of certain investment techniques by the Fund. Currently, the Fund’s Charter requires the Fund to comply with each rating agency’s guidelines, unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the Preferred Shares. The Board of the Fund has recommended that the Fund’s shareholders approve an amendment to the Fund’s Charter that would permit the Fund to deviate from a rating agency’s guidelines, after receiving written advice from the rating agency as to the effect such noncompliance would have on its then-current rating of the Preferred Shares, if the Board determines, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. In order to be adopted, the proposed Charter amendment must be approved by the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act), and by the holders of two thirds of the outstanding Preferred Shares, voting as a separate class. The Fund cannot predict whether the proposed Charter amendment will be approved by the Fund’s shareholders.

DESCRIPTION OF BORROWINGS

The Fund is authorized to borrow money on a secured or unsecured basis to the full extent permitted by the 1940 Act and related SEC rules, interpretations and modifications.

On March 9, 2009, the Fund established the Credit Facility, which allows the Fund to borrow cash from the Bank, up to a limit of $1 billion for the purpose of redeeming or repurchasing Preferred Shares. Borrowings under the Credit Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one-time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. The Bank has the ability to terminate the Credit Facility upon 180-days’ notice or following an event of default. For the year ended December 31, 2011, the average daily borrowings under the Credit Facility and the weighted daily average interest rate were $600 million and 1.44%, respectively. As of December 31, 2011, the amount of such outstanding borrowings was $600 million. The interest rate applicable to the borrowing on December 31, 2011 was 1.68%. The

Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Credit Facility. At December 31, 2011, Rehypothecated Securities had a market value of $563,954,573.

The Fund’s ability to enter into borrowings is currently restricted by the rating agency guidelines discussed above. The Moody’s guidelines currently provide that the Fund may not issue senior securities representing indebtedness, as defined in the 1940 Act, unless advised by Moody’s that such borrowings would not adversely affect Moody’s then-current rating of the Preferred Shares. The S&P guidelines currently provide that the Fund will limit the aggregate amount of its borrowings to 10% of the value of its total assets and will not incur any borrowings, unless advised by S&P that such borrowings would not adversely affect S&P’s then-current rating of the Preferred Shares.

The 1940 Act does (in certain circumstances) grant to lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain provisions in the Charter and Bylaws and certain provisions of Maryland law

ANTI-TAKEOVER PROVISIONS IN THE CHARTER AND BYLAWS

The Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class will expire. This means that you will not have an opportunity to vote in the election of certain classes of directors until the Fund’s second or third annual meeting. This provision could delay for up to two years the replacement of a majority of the Board. A director may be removed from office with or without cause only by vote of the holders of at least 75% of the Common Shares or the Preferred Shares, as the case may be, entitled to be voted on the matter.

The Fund’s Charter requires the favorable vote of the holders of at least 75% of the Common Shares or the Preferred Shares entitled to be voted on the matter, voting together as a single class, to approve, adopt or authorize the following:

•	a merger or consolidation of the Fund with another corporation,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•

a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding Common Shares and Preferred Shares entitled to be voted on the matter, voting together as a single class, is required.

In addition, if the Fund has any Preferred Shares outstanding, the holders of a majority of the outstanding Preferred Shares, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the Preferred Shares.

Finally, conversion of the Fund to an open-end investment company would require an amendment to the Charter. Such an amendment would require the favorable vote of the holders of at least 75% of the Common Shares and Preferred Shares entitled to be voted on the matter, voting together as a single class, unless such amendment has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding Common Shares and Preferred Shares entitled to be voted on the matter, voting together as a single class, would be required. Shareholders of an open-end investment company may require the company to redeem their Common Shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In addition, conversion to an open-end investment company would require redemption of all outstanding Preferred Shares.

The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

The Fund’s Bylaws establish advance notice procedures for shareholder proposals to be brought before an annual meeting of shareholders, and for proposed nominations of candidates for election to the Board at an annual or special meeting of shareholders. Generally, such notices must be received by the Secretary of the Fund, in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and, in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs. Reference should be made to the Bylaws on file with the SEC for the detailed requirements of these advance notice procedures.

ANTI-TAKEOVER PROVISIONS OF MARYLAND LAW

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MBCA by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested stockholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The provisions of the Maryland Control Share Acquisition Act (the “MCSAA”) do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the MCSAA by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Section 18(i) of the 1940 Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock.” Therefore, the Fund is prevented by the 1940 Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. In light of the foregoing, the Fund will not elect to be subject to the MCSAA in the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect.

Additionally, if the Fund elected to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Charter or Bylaws of the Fund.

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the 1934 Act and at least three independent directors to elect to be subject, by provision in its Charter or Bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the Charter or Bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of stockholders.

A corporation may also adopt a charter provision or resolution of the board of directors that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Provisions in the Fund’s Charter and Bylaws make the Fund subject to each of the five provisions set forth above, with the modification that the Charter requires a 75% vote rather than a two-thirds vote for the removal of directors.

Certain United States federal income tax matters

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a holder of Common Shares that acquires, holds and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

TAXATION OF THE FUND

The Fund has elected to be treated and expects to continue to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

TAXATION OF SHAREHOLDERS

The Fund has in the past and intends to continue to make monthly distributions of net investment income after payment of dividends on any outstanding Preferred Shares or interest on any outstanding borrowings. The Fund intends to distribute annually any net short-term capital gain (which is taxable as ordinary income) and any net capital gain. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to holders of Common Shares as long-term capital gains, regardless of the length of time Common Shares have been held by such holders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the holder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 15%). This tax treatment applies only if certain holding period and other requirements are satisfied by the holder of Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. The Fund cannot assure you as to the portion of the Fund’s dividends that will be tax-advantaged.

A dividend paid by the Fund to a holder of Common Shares will not be treated as qualified dividend income of such holder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund will inform holders of Common Shares of the source and tax status of all distributions promptly after the close of each calendar year.

Holders who sell their Common Shares will generally recognize gain or loss in an amount equal to the difference between such holder’s adjusted tax basis in the Common Shares sold and the fair market value amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the holder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the holder of Common Shares is a participant in the Plan or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the Record Date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to individuals and certain other non-corporate holders of Common Shares, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently, 28%). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a holder of Common Shares may be refunded or credited against such holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Legal opinions

The validity of the Common Shares under Maryland law will be passed upon by Foley & Lardner LLP, Washington, D.C. Certain legal matters in connection with the Offer will be passed upon for the Fund by Mayer Brown LLP, Chicago, Illinois, and for the Dealer Manager by [firm name, city, state]. Mayer Brown LLP and [firm name] may rely as to certain matters of Maryland law on the opinion of Foley & Lardner LLP.

Additional information

This prospectus and the SAI do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC with respect to the Offer. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling (888) 878-7845.

Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference. To the extent they would be material to an investor’s decision to invest in the Offer, the terms of any such contract or document are described in this prospectus.

Table of contents of the Statement of Additional Information

General Information and History	2
Use of Proceeds	2
Investment Objectives and Policies	2
Portfolio Holdings	5
Management of the Fund	5
Control Persons and Principal Holders of Securities	16
Investment Advisory and Other Services	16

Portfolio Managers	18
Brokerage Allocation and Other Practices	20
Determination of Net Asset Value	21
Taxes	21
Financial Statements	27
Appendix A — Credit Ratings	28

DNP Select Income Fund Inc.

[—] Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

PROSPECTUS

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

DNP SELECT INCOME FUND INC.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(312) 368-5510

SUBJECT TO COMPLETION DATED: MARCH 16, 2012

DNP Select Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company. Duff & Phelps Investment Management Co. serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) relating to the offering of transferable rights to subscribe for Common Shares of the Fund (the “Offer”) is not a prospectus, and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus for the Fund dated [—], 2012, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by calling the Fund at (888) 878-7845. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) web site at www.sec.gov.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

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GENERAL INFORMATION AND HISTORY

The Fund was organized as a Maryland corporation on November 26, 1986. Prior to commencing investment operations on January 21, 1987, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the 1940 Act).

During the past five years, the Fund has not engaged in any business other than that of an investment company and has not been the subject of any bankruptcy, receivership or similar proceedings, or any other material reorganization, readjustment or succession.

USE OF PROCEEDS

The Fund will invest the net proceeds of the Offer in accordance with the Fund’s investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within three months after the completion of the Offer, depending on market conditions and the availability of appropriate securities. Pending any such investments, the proceeds will be invested in high quality short-term debt instruments. See “Investment Objectives and Policies” below.

See “The Fund’s investments — Use of Leverage” in the prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the prospectus. Additional information concerning the Fund’s investment policies is set forth below.

Fundamental Investment Restrictions

The following are fundamental investment restrictions of the Fund that may be changed only with approval of the holders of a “majority” (as defined in the 1940 Act) of the outstanding Common Shares and Preferred Shares voting together as one class:

1. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.

2. The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, which includes companies engaged in the production, transmission or distribution of electric energy or gas or in telephone services, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

3. The Fund may not:

(a) invest more than 5% of its total assets (valued at the time of the investment) in the securities of any one issuer, except that this restriction does not apply to United States Government securities; or

(b) acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition);

except that up to 25% of the Fund’s total assets (at the time of investment) may be invested without regard to the limitations set forth in this restriction.

4. The Fund may not borrow money, except as permitted by the 1940 Act and the rules promulgated thereunder, as in effect from time to time, or interpretations or modifications thereof by the SEC, the staff of the SEC and other authority with appropriate jurisdiction.

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5. The Fund may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by restriction 4 above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions and with respect to segregation of securities in connection with forward contracts are not deemed to be pledges or hypothecations for this purpose.)

6. The Fund may make loans of securities to other persons to the extent of not more than 33 1/3% of its total assets (valued at the time of the making of loans), and may invest without limitation in short-term obligations and publicly distributed obligations.

7. The Fund may not underwrite the distribution of securities of other issuers, although it may acquire securities that, in the event of a resale, might be required to be registered under the Securities Act, because the Fund could be regarded as an underwriter as defined in that act with respect to the resale.

8. The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein, such as mortgage pass-throughs, pay-throughs, collateralized mortgage obligations, and securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

9. The Fund may acquire securities of other investment companies to the extent (at the acquisition) of (i) not more than 3% of the outstanding voting stock of any one investment company, (ii) not more than 5% of the assets of the Fund in any one investment company and (iii) not more than 10% of the assets of the Fund in all investment companies (exclusive in each case of securities received as a dividend or as a result of a merger, consolidation or other plan of reorganization).

10. The Fund may not invest for the purpose of exercising control over or management of any company.

11. The Fund may not purchase securities on margin, or make short sales of securities, except the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

12. The Fund may not purchase or sell commodities or commodity contracts, except that it may enter into (i) stock index futures transactions, interest rate futures transactions and options on such future transactions and (ii) forward contracts on foreign currencies to the extent permitted by applicable law.

13. The Fund may not issue any security senior to its Common Shares, except that the Fund may borrow money subject to investment restriction 4 and except as permitted by the Fund’s charter.

For purposes of the thirteenth investment restriction, no amendment to the Fund’s charter that would alter or amend the Fund’s authority to issue senior securities will be effective unless such amendment is approved by the holders of a “majority” (as defined in the 1940 Act) of the outstanding Common Shares and Preferred Shares voting together as a single class.

Nonfundamental Investment Restrictions

The following are nonfundamental investment restrictions of the Fund, which may be changed by the Board without the approval of the Fund’s shareholders.

1. The Fund may not invest in securities subject to legal or contractual restrictions on resale, if, as a result of such investment, more than 10% of the Fund’s total assets would be invested in such securities.

2. The Fund may not acquire 5% or more of the outstanding voting securities of a public utility company.

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Other Significant Investment Policies

The following are other significant investment policies and restrictions of the Fund, which may be changed by the Board without the approval of the Fund’s shareholders.

Fixed Income Securities. The Fund purchases a fixed income security only if, at the time of purchase, it is (i) rated investment grade by at least two of the following three nationally recognized statistical rating organizations: Moody’s, S&P and Fitch, Inc. or (ii) determined by the Investment Adviser to be of investment grade and not rated below investment grade by any of the aforementioned rating services. A fixed income security rated investment grade has a rating of BBB- or better by Fitch, Baa3 or better by Moody’s, or BBB- or better by S&P. In making its determination that a fixed income security is investment grade, the Investment Adviser will use the standards used by a nationally recognized statistical rating organization.

Rating Agency Guidelines. The Fund has issued Preferred Shares, which are currently rated by Moody’s and S&P. Each of the foregoing rating organizations has established guidelines in connection with granting the Fund the highest rating for its Preferred Shares. The rating agency guidelines relate to, among other things, the composition of the Fund’s portfolio, as well as restrictions on borrowing and the use of certain investment techniques by the Fund. Currently, the Fund’s charter requires the Fund to comply with each rating agency’s guidelines, unless the Fund receives written confirmation from the relevant rating agency that a proposed noncompliance will not adversely affect its then-current rating of the Preferred Shares. The Board of the Fund has recommended that the Fund’s shareholders approve an amendment to the Fund’s charter that would permit the Fund to deviate from a rating agency’s guidelines, after receiving written advice from the rating agency as to the effect such noncompliance would have on its then-current rating of the Preferred Shares, if the Board determines, by a 75% vote, that, taking into account the pertinent facts and circumstances, such noncompliance is in the best interests of the Fund. In order to be adopted, the proposed charter amendment must be approved by the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act), and by the holders of two thirds of the outstanding Preferred Shares, voting as a separate class. The Fund cannot predict whether the proposed charter amendment will be approved by the Fund’s shareholders.

Options and Futures Transactions. The Fund may seek to increase its current return by writing covered options. In addition, through the writing and purchase of options and the purchase and sale of futures contracts and related options, the Fund may at times seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. However, for so long as the Fund’s Preferred Shares are rated either by Moody’s or S&P, the rating agency guidelines provide that the Fund may not purchase or sell futures contracts or related options or engage in other hedging transactions unless Moody’s or S&P, as the case may be, advises the Fund that such action or actions will not adversely affect its then-current rating of the Fund’s Preferred Shares. See “Rating Agency Guidelines” above.

Swap and Swaption Transactions. The Fund may utilize interest rate and credit swaps and swaptions, subject to the following restrictions: (i) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (ii) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (iii) the terms of all swaps and swaptions must conform to the standards of the ISDA Master Agreement published by the International Swaps and Derivatives Association, Inc.; and (iv) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that is (A) on a list approved by the Board, (B) with capital of at least $100 million and (C) rated investment grade by both S&P and Moody’s.

Credit Derivatives. The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1/3% of the Fund’s total assets.

Foreign Securities. The Fund may not invest in securities issued by public utilities located outside the United States if, as a result of such investment, 20% or more of the Fund’s total assets would be invested in such securities.

4

Percentage Restrictions

The Fund’s investment policies, techniques and restrictions that are set forth in the prospectus or this Statement of Additional Information may contain percentage restrictions with respect to the amount of the Fund’s assets that may be invested in a given manner. If any such percentage restriction is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal years (quarters ended March 31 and September 30) on Form N-Q. the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 and is available on the Fund’s website at www.dnpselectincome.com.

MANAGEMENT OF THE FUND

Set forth below are the names and certain biographical information about the directors of the Fund. All of the directors are elected by the holders of the Common Shares, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Preferred Shares. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Investment Adviser. The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Investment Adviser’s parent company.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors also serve on the board of directors of three other registered closed-end investment companies that are advised by the Investment Adviser: Duff & Phelps Global Utility Income Fund Inc. (“DPG”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”).

Independent Directors

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Stewart E. Conner(3) Age: 70	Director	Director since April 2004. Term expires 2012.	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000-2004, Managing Partner 1988-2000)	4

Mr. Conner was selected to serve on the Board because of his legal experience, his leadership skills gained from serving as managing partner and chairman of a large law firm and his experience in working with public companies and boards of directors of
	public companies.

5

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Robert J. Genetski(2) Age: 69	Director	Director since April 2001. Term expires 2013.	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books; regular contributor to the Nikkei Financial Daily	4	Director, Midwest Banc Holdings, Inc. 2005-2010

Dr. Genetski was selected to serve on the Board because of his academic and professional qualifications as an economist and a published author and speaker on economic topics and
	his experience in overseeing investment research and asset management operations.

Nancy Lampton(1)(4) Age: 69	Director and Vice Chairperson of the Board	Director since October 1994. Term expires 2012.	Vice Chairperson of the Board of the Fund since February 2006; Vice Chairperson of the Board of DPG since May 2011; Vice Chairperson of the Board of DTF and DUC since May 2007; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971.	4	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, CanAlaska Uranium Ltd.

Ms. Lampton was selected to serve on the Board because of her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry
	and her specialized knowledge of issues relating to nuclear power.

6

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Philip R. McLoughlin(2) Age: 65	Director	Director since May 2009. Term expires 2013.	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010; Private investor 2004-2006; Consultant to Phoenix Investment Partners, Ltd. (“PXP”) 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000-2002	58	Chairman of the Board, The World Trust Fund (closed- end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company formerly known as PXRE Group Ltd.) 1999- 2009

Mr. McLoughlin was selected to serve on the Board because of his understanding of asset management and mutual fund operations and strategy gained from his experience as chief executive officer of an asset management company and chief investment officer of an
	insurance company.

Geraldine M. McNamara(4) Age: 60	Director	Director since May 2009. Term expires 2014.	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	49

Ms. McNamara was selected to serve on the Board because of her experience of advising individuals on their personal financial management, which has given her an enhanced
	understanding of the goals and expectations that individual investors bring to the Fund.

Eileen A. Moran(1)(3) Age: 57	Director	Director since May 2008. Term expires 2012.	Private investor since April 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-April 2011.	4

Ms. Moran was selected to serve on the Board because of her experience in managing a large portfolio of assets, a significant portion of which are invested in the electric and
	natural gas utility industry.

7

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Christian H. Poindexter(4) Age: 73	Director	Director since May 2003. Term expires 2014.	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998- October 2000; Director, 1988-2003)	4	Director, The Baltimore Life Insurance Company (1998- November 2011)

Mr. Poindexter was selected to serve on the Board because of his knowledge about the public utility industry, his experience of overseeing investment management and his experience with corporate governance, financial and accounting matters and evaluating financial results and
	serving as chairman and chief executive officer of a large public company.

Carl F. Pollard(1)(2) Age: 73	Director	Director since April 2002. Term expires 2014.	Owner, Hermitage Farm LLC (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc, March-August 1993, President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Chairman of the Board and Director, Churchill Downs Incorporated 2001-June 2011 (Director 1985-June 2011)

Mr. Pollard was selected to serve on the Board because of his extensive experience with financial and accounting matters, evaluating financial results and overseeing the
	operations and the financial reporting process of a large public company.

8

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
David J. Vitale(1)(3) Age: 65	Director and Chairman of the Board	Director since April 2000. Term expires 2012.	Chairman of the Board of the Fund, DTF and DUC since May 2009; Chairman of the Board of DPG since May 2011; Chairman, Urban Partnership Bank since August 2010; Private investor January 2009-August 2010; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	4	Director, UAL
Corporation
(airline holding
company),
Urban
Partnership
Bank, Alion
Science and
Technology
Corporation,
ISO New
England Inc.
(not for profit
independent
system
operator of
New
England’s
electricity
supply), Ariel
Capital
Management,
LLC and
Wheels, Inc.
(automobile
fleet
management)

Mr. Vitale was selected to serve on the Board because of his extensive experience as an executive in both the private and public sector, his experience serving as a director of other public companies and his knowledge of financial matters, capital markets, investment management and the utilities industry.

9

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Interested Director

Nathan I. Partain, CFA Age: 55	President, Chief Executive Officer and Director	Director since May 2007. Term expires 2013.	President and Chief Executive Officer of the Fund since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998- February 2001; Senior Vice President, January 1997-April 1998); President and Chief Executive Officer of DPG since March 2011; President and Chief Executive Officer of DTF and DUC since February 2004; President and Chief Investment Officer of the Investment Adviser since April 2005 (Executive Vice President 1997- 2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993- 1996 and Director of Fixed Income Research, 1993)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services and other business operations sectors)

Mr. Partain was selected to serve on the Board because of his significant knowledge of the
Fund’s operations as CEO of the Fund and President of the Investment Adviser, and
because of his experience serving as a director of another public utility company and
	chairman of its board and its audit committee.

(1)	Member of the executive committee of the Board, which has authority, with certain exceptions, to exercise the powers of the Board between Board meetings. The executive committee did not meet during 2011.
(2)	Member of the audit committee of the Board, which makes recommendations regarding the selection of the Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit. The audit committee met twice during 2011.
(3)	Member of the contracts committee of the Board, which makes recommendations regarding the Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts. The contracts committee met twice during 2011.
(4)

Member of the nominating and governance committee of the Board, which selects nominees for election as directors, recommends individuals to be appointed by the Board as Fund officers and members of board committees and makes recommendations regarding other Fund governance and Board administration matters. The nominating and governance committee met three times during 2011. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Fund’s current directors, the Fund’s officers, the Fund’s shareholders and any other source the committee deems appropriate. Shareholders wishing to recommend candidates to the

10

nominating and governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee.

Officers of the Fund

The officers of the Fund are elected at the annual meeting of the Board. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director.” Information about the other officers of the Fund follows.

Name, Address and Age	Positions Held with Fund, Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
T. Brooks Beittel, CFA Age: 61	Secretary and Senior Vice President since January 1995 (Treasurer January 1995-September 2002)	Executive Vice President and
Assistant Chief Investment
Officer of the Investment
Adviser since 2008 (Senior Vice
President 1993-2008, Vice
President 1987-1993); Secretary
of DTF and DUC since May
2005; Secretary of DPG since
March 2011

Alan M. Meder, CFA, CPA Age: 52	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since February 2011 (Assistant Treasurer, May 2010-February 2011).	Senior Vice President of the
Investment Adviser since 1994
(Chief Risk Officer since 2001);
Treasurer and Assistant
Secretary of DPG since March
2011; Treasurer of DTF and
DUC since 2002 (Principal
Financial and Accounting
Officer since 2002); Member of
Board of Governors of CFA
Institute since 2008 (Vice
Chairman since 2011); Financial
Accounting Standards Advisory
Council Member since 2011.

11

Name, Address and Age	Positions Held with Fund, Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Joyce B. Riegel Age: 57	Chief Compliance Officer since February 2004	Senior Vice President and Chief
Compliance Officer of the
Investment Adviser since 2004
(Vice President and Chief
Compliance Officer 2002-2004),
Chief Compliance Officer of
DPG since March 2011; Chief
Compliance Officer of DTF and
DUC since 2003. Vice President
and Chief Compliance Officer,
Stein Roe Investment Counsel
LLC 2001-2002

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 51	Vice President since May 2006 (Assistant Vice President April 2004-May 2006); Assistant Secretary since April 1988.	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Treasurer, Hilliard-Lyons Government Fund, Inc. 1988-2010 (Vice President 1985-2000)

Board Meetings

During the year ended December 31, 2011, the Board held six meetings. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Fund is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of the Fund’s management and affairs, including the Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Fund will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and Fund management and is available for consultation with Fund management between Board meetings.

Risk Oversight

The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages the Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether the Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Investment Adviser and the Administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Investment Adviser.

Independent Directors

The independent directors meet separately to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including the investment advisory,

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administrative, transfer agency, custodial and distribution services; and (ii) any other matters in which the Investment Adviser or its affiliates has any actual or potential conflicts of interest.

Nomination of Directors

The nominating and governance committee is composed of three directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Fund as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Funds’ current directors, the Funds’ officers, the Fund’s shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration.

Diversity Policy

The goal of the Fund is to have a Board comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Fund invest) that will enable them to constructively review, advise and guide management of the Fund. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Fund’s needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Fund;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Fund and its shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Fund Share Ownership by Directors

The following table provides certain information relating to the equity securities beneficially owned, as of December 31, 2011, by each director (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen by the director within the same family of investment companies as the Fund, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Independent Directors
Stewart E. Conner	$50,001 - $100,000	$50,001 - $100,000
Robert J. Genetski	Over $100,000	Over $100,000
Nancy Lampton	Over $100,000	Over $100,000
Philip R. McLoughlin	$50,001 - $100,000	Over $100,000
Geraldine M. McNamara	$50,001 - $100,000	Over $100,000
Eileen A. Moran	$10,001 - $50,000	Over $100,000
Christian H. Poindexter	Over $100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000
David J. Vitale	$50,001 - $100,000	Over $100,000

Interested Director
Nathan I. Partain	Over $100,000	Over $100,000

Director Compensation

The following table shows the compensation paid by the Fund to the Fund’s directors during the Fund’s fiscal year ended December, 31, 2011 for service on the Board of the Fund and on the boards of directors of other investment companies in the same Fund Complex as the Fund.

COMPENSATION TABLE (1)

Name of Director	Aggregate Compensation from the Fund	Total Compensation From Fund and Fund Complex Paid to Directors (2)
Independent Directors
Stewart E. Conner	$46,568	$79,500
Robert J. Genetski	46,722	79,500
Nancy Lampton	46,772	79,000
Philip R. McLoughlin	46,722	404,500
Geraldine M. McNamara	46,772	229,000
Eileen A. Moran	50,792	87,500
Christian H. Poindexter	47,622	82,000
Carl F. Pollard	50,946	87,500
David J. Vitale	68,362	123,000

Interested Director
Nathan I. Partain	0	0

(1)

Because each director of the Fund also serves as a director of DPG, DTF and DUC, directors receive a single set of fees as remuneration for their service to all four funds: (i) each director not affiliated with the Investment Adviser receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director not affiliated with the Investment Adviser who attends a Board meeting in person receives a fee of $5,000 for such attendance (for no more than four meetings per year); (v) each committee member who attends a committee meeting in person receives a fee of $3,500 for such attendance (for no more than two meetings per year); and (vi) each director who attends the Fund’s annual education program in person receives a fee of $2,000 for such attendance (for no more than one such program per year). Directors and officers affiliated with the Investment Adviser receive no compensation from the Fund for their services as

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such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund, the Investment Adviser or the Administrator are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Fund does not have a pension or retirement plan applicable to its directors or officers.
(2)	Please refer to the table above for the number of investment companies in the Fund Complex overseen by each director.

Codes of Ethics

Each of the Fund and the Investment Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes impose significant restrictions on the ability of personnel subject to the Codes to engage in personal securities transactions. Among other things, the Codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, United States Government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by the Investment Adviser’s compliance officer. The Codes also contain certain reporting requirements and compliance procedures.

The Codes are exhibits to the registration statement of which this Statement of Additional Information is a part and are available at the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Codes may also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E, Washington, D.C. 20549-0102. The SEC file number for documents filed by the Fund under the 1940 Act is 811-4915.

Proxy Voting Policies and Procedures

The Fund has adopted proxy voting policies and procedures. The following is a summary description of those policies and procedures, the full text of which is available on the Fund’s website at www.dnpselectincome.com.

Subject to the right of the Board to give the Investment Adviser written instructions as to the voting or non-voting of proxies on any matter presenting an actual or perceived conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to the Investment Adviser. The Investment Adviser may delegate its proxy voting responsibilities to a proxy committee established from time to time by the Investment Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund, subject in each case to compliance with these policies and procedures.

It is the intention of the Fund to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its delegate(s) endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

The Investment Adviser will generally vote in favor of management recommendations on routine matters. The Investment Adviser will analyze and vote on non-routine matters, including the adoption of anti-takeover measures, proxy contests for control, contested elections of directors, corporate governance matters and executive compensation matters, on a case-by-case basis, taking into account factors appropriate to each such matter. The Investment Adviser will generally vote against shareholder proposals on social issues, except where it determines that a different position would be in the clear economic interests of the Fund and its shareholders. The Investment Adviser may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

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In exercising its voting discretion, the Investment Adviser will seek to avoid any actual or perceived conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser or any affiliated person of the Fund or the Investment Adviser, on the other hand. The Investment Adviser will notify the Board promptly after becoming aware that any actual or potential conflict of interest exists, indicating how the Investment Adviser proposes to vote on the matter and its reasons for doing so. The Board may decide to (i) vote pursuant to the recommendation of the delegate, (ii) abstain from voting or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies. The Investment Adviser may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or its duly authorized representative.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, 2011 is available (i) without charge, upon request, by calling 866-270-7598 or on the Fund’s website at www.dnpselectincome.com and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund does not consider that any person “controls” the Fund within the meaning set out in SEC Form N-2.

As of [date no more than 30 days before initial filing date or date of pre-effective amendment], the officers and directors of the Fund owned in the aggregate less than 1% of each class of the Fund’s outstanding equity securities.

To the Fund’s knowledge, as of [date no more than 30 days before initial filing date or date of pre-effective amendment], the only persons (including any “group” as that term is used in Section 13(d)(3) of the 1934 Act) who beneficially own more than 5% of any class of the Fund’s voting securities (as determined in accordance with Rule 13d-3 under the 1934 Act) are the beneficial owners of the Fund’s Preferred Shares identified in the following table. The information in this table is based on information provided in Schedule 13G filings made with the SEC by each of the persons listed.

Name of beneficial owner	Jurisdiction of organization	Number of Preferred Shares	Percentage of class
UBS AG (1)	Switzerland	7,850	78.50%
Bahnhofstrasse 45
PO Box CH-8021
Zurich, Switzerland

Bank of America Corporation (2)	Delaware	1,252	12.52%
100 North Tryon Street, Floor 25
Bank of America Corporate Center
Charlotte NC

(1)	Based on a Schedule 13G filed by UBS AG, for the benefit and on behalf of UBS Securities LLC and UBS Financial Services Inc. on January 24, 2012. These entities reported shared voting and dispositive power.
(2)	Based on a Schedule 13G filed jointly by Bank of America Corporation, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Inc., on February 14, 2011. These entities reported shared voting and dispositive power. The allocation of share ownership among these joint filers is set forth in their Schedule 13G filing.

INVESTMENT ADVISORY AND OTHER SERVICES

The Fund’s investment adviser is Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. Subject to the general oversight of the Board, the Investment Adviser is responsible for managing the Fund’s investment portfolio. The Investment Adviser (together with its predecessor) has been in the investment advisory business for more than 75 years and, as of December 31, 2011, managed approximately $8.58 billion in assets. The Investment Adviser acts as investment adviser to three other

16

closed-end investment companies registered under the 1940 Act and as sub-adviser to one closed-end investment company and five open-end investment companies registered under the 1940 Act. The Investment Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an independent publicly traded company that operates a multi-manager investment management business and whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus was a subsidiary of The Phoenix Companies, Inc. (“Phoenix”) until December 31, 2008, when it was spun-off by Phoenix to its shareholders. Virtus provides investment management products and services to individuals and institutions through affiliated managers and select unaffiliated subadvisers, each with a distinct investment style, autonomous investment process and individual brand.

Under the terms of an investment advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”), the Investment Adviser receives from the Fund a quarterly fee at an annual rate of 0.60% of the average weekly managed assets of the Fund up to $1.5 billion and 0.50% of average weekly managed assets in excess of $1.5 billion. “Average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). A discussion regarding the basis for the approval by the Board of the Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the year ended December 31, 2011 as filed with the SEC on Form N-CSR on March 5, 2012 (File No. 811-4915).

The Advisory Agreement was amended in 1998 to include the proceeds of the Fund’s commercial paper borrowings in the asset base used to calculate the advisory fee, with the stated goal of basing the fee on the full size and scope of the portfolio that the Investment Adviser manages. During 2006, the Fund issued APS and used the proceeds to terminate its commercial paper borrowings. During 2009, the Fund replaced a portion of its Preferred Share leverage with borrowings under the Credit Facility. To be consistent with the Fund’s previously stated goal of basing the calculation of the Fund’s investment advisory fee and administration fee on the full size and scope of the portfolio that the Investment Adviser manages, the Board recommended, and Fund shareholders approved, at the 2010 annual meeting, a further amendment to the Advisory Agreement to include all borrowings that are utilized to provide financial leverage in the asset base used to calculate the advisory fee, with retroactive effect from March 24, 2009, the date the Fund began borrowing under the Credit Facility.

Under the terms of a service agreement among the Investment Adviser, Virtus Partners, Inc. (“VPI”) and the Fund (the “Service Agreement”), VPI makes available to the Investment Adviser the services, on a part-time basis, of its employees and various facilities to enable the Investment Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Investment Adviser, for which VPI assumes no responsibility, except as described in the preceding sentence. The Investment Adviser reimburses VPI for any costs, direct or indirect, fairly attributable to the services performed and the facilities provided by VPI under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

The investment advisory fees paid by the Fund totaled $15,907,585 in 2011, $14,959,349 in 2010 and $13,786,636 in 2009.

No fees, expenses or costs of the Fund were paid by persons other than the Investment Adviser or the Fund.

The Fund’s administrator is J.J.B. Hilliard, W.L. Lyons, LLC, 500 West Jefferson Street, Louisville, Kentucky 40202. The Administrator is a majority-owned indirect subsidiary of Houchens Industries, Inc., a diversified conglomerate wholly owned by its employees. Under the terms of an administration agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Investment Adviser pursuant to the investment advisory agreement between the Fund and the Investment Adviser, as well as the necessary office facilities, equipment and personnel to perform such services.

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For its services, the Administrator receives from the Fund a quarterly fee at annual rates of 0.20% of the Fund’s average weekly managed assets up to $1 billion and 0.10% of average weekly managed assets over $1 billion. “Average weekly managed assets” is defined as the average weekly value of the Fund’s total assets minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fees paid by the Fund totaled $3,881,516 in 2011, $3,725,157 in 2010 and $3,507,327 in 2009.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Investment Adviser may have in place that could benefit the Fund and/or such other accounts. The Investment Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

The table below identifies (as of December 31, 2011), for each portfolio manager, the number of accounts, other than the Fund for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. As of December 31, 2011, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nathan I. Partain	0	$0	0	$0	0	$0
T. Brooks Beittel	1	510.7	0	0	0	0
Geoffrey P. Dybas	4	1,243.4	1	31.7	12	261.6
Deborah A. Jansen	1	993,2	0	0	0	0
Connie M. Luecke	2	126,5	0	0	0	0
Daniel J. Petrisko	1	510.7	0	0	11	2,177.6
Randle L. Smith	2	126.5	0	0	0	0

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.
(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.
(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

Compensation of Portfolio Managers

The following is a description of the compensation structure, as of December 31, 2011, of the Fund’s portfolio managers. The portfolio managers receive a base salary, an incentive bonus opportunity and a benefits package, as described below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting and options, subject to the approval of the board of directors of Virtus, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

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Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Investment Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of an investment industry compensation survey conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of each individual’s contribution to the Investment Adviser’s team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay dividends on its Common Shares, and in part on performance relative to a composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index reflecting the weightings of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. The intent is to discourage portfolio managers from taking on unnecessary risk to chase performance or assets for personal gain and to ensure that managers remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive bonus is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index. Portfolio Managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include adjusted earnings before interest, tax, depreciation and amortization, gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

It is intentional that the performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Investment Adviser and, thus indirectly, the profitability of Virtus.

Other Benefits. Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs and options in Virtus stock.

Portfolio Manager Ownership of Fund Securities. The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2011, by each of the portfolio managers identified in the Fund’s prospectus.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
T. Brooks Beittel	$10,001 - $50,000
Geoffrey P. Dybas	None
Deborah A. Jansen	None
Connie M. Luecke	$10,001 - $50,000
Nathan I. Partain	Over $100,000
Daniel J. Petrisko	None
Randle L. Smith	$50,001 - $100,000

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser. The Fund paid brokerage commissions in the aggregate amount of $370,511, $390,204 and $795,504 during 2011, 2010 and 2009, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings.

The Fund did not pay any brokerage commissions during 2011, 2010 or 2009 to any broker that (1) is an affiliated person of the Fund, (2) is an affiliated person of an affiliated person of the Fund or (3) has an affiliated person that is an affiliated person of the Fund or the Investment Adviser.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Investment Adviser. The Investment Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Investment Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Investment Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Investment Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the brokerage firm to the Investment Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Investment Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Investment Adviser’s clients in part for providing brokerage and research services to the Investment Adviser.

In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or to the Investment Adviser (or their affiliates). The Investment Adviser is also authorized to cause the Fund to pay to a broker or

20

dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. It is possible that certain of the services received by the Investment Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Investment Adviser.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Investment Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Investment Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including the Investment Adviser, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by the Investment Adviser. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the directors of the Fund that the benefits received from the Investment Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the Fund’s last fiscal year, pursuant to agreements or understandings with brokers or otherwise through an internal allocation procedure, the Investment Adviser directed certain of the Fund’s brokerage transactions to certain brokers because of the research services provided by those brokers as described above. The aggregate principal amount of the transactions involved was $105,015,235 and the aggregate amount of the related commissions was $128,906 for fiscal year ended December  31, 2011.

DETERMINATION OF NET ASSET VALUE

The Board of the Fund has established the following procedures for fair valuation of the Fund’s assets under normal market conditions. Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ National List are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Equity securities traded on more than one securities exchange are valued at the last sale price on the pricing date at the close of the exchange representing the principal market for such securities. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using procedures for the valuation of securities determined in good faith by the Board.

TAXES

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are

21

urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

Taxation of the Fund

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and income from interests in qualified publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, United States Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than United States Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more qualified publicly traded partnerships; and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that was not paid during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A dividend will be treated as paid during a calendar year if it is paid during that calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividends paid during January of the following year will be deemed to be received on December 31 of the year the dividends are declared, rather than when the dividends are received.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholders as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends”

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in the case of individual shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances.

The Fund’s Investments

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

Some of the debt obligations acquired by the Fund may be treated as debt obligations that are issued with original issue discount (“OID”). Such OID generally will be included in income in the taxable year of accrual and before the Fund receives any corresponding cash payments. Since, in certain circumstances, the Fund may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes.

Accordingly, the Fund may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund’s distribution requirements.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income. A long-term debt obligation generally is treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of any obligation that does not have OID or (ii) the sum of the issue price and any OID that accrued before the obligation was purchased, subject to a de minimis exclusion, in the case of an obligation that does have OID.

If the Fund invests (directly or indirectly through a REIT) in residual interests in REMICs, a portion of the Fund’s income will be subject to a U.S. federal income tax in all events. “Excess inclusion income” of the Fund generated by a residual interest in a REMIC will be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to certain tax exempt investors and “effectively connected income” that is taxable to non-U.S. shareholders and requires such shareholders to file U.S. tax returns. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies) the Fund may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Income received by the Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes.

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If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such income (“Passive Foreign Investment Companies” or “PFICs”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election generally may be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Taxation of Shareholders

Distributions by the Fund with respect to its Common Shares will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for federal income tax purposes. Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund’s net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. So long as the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund’s portfolio may constitute ordinary income, rather than capital gains, to shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s Preferred Shares and then to the Fund’s Common Shares.

Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the “Dividends Received Deduction”). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns Common Shares or Preferred Shares generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund’s holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund shares. The Dividends Received Deduction will be reduced in the case of a shareholder

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who has incurred indebtedness, or is treated as having incurred indebtedness, that is “directly attributable” to the acquisition or carrying of the shares. The basis of a shareholder’s shares may be reduced in the case of certain “extraordinary dividends” eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

Under current law, certain income distributions properly designated and paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. Corporate taxpayers are taxed at ordinary income tax rates on dividends not eligible for the Dividends Received Deduction. For this purpose, “qualified dividends” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable to individual shareholders at ordinary income rates unless further legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term capital gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under current law, investment company taxable income (other than qualified dividend income) currently will be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. After 2012, the maximum individual tax rates currently are expected to increase to 39.6% for (ordinary income) and 20% (for capital gains). For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s Preferred Shares and then to the Fund’s Common Shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

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The Fund may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax at a rate of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15%; however, such reduced rates are set to expire with respect to taxable years beginning after December 31, 2012 absent further legislative action, as noted above. The maximum tax rate applicable to net capital gains recognized by a corporate taxpayer is 35%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

Dividends and distributions on the Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Certain dividends declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable years of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such prior taxable year. In such case, however, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

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Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS, as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup withholding” of federal income tax from the Fund’s ordinary income dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual’s TIN generally is his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of a particular type of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. The IRS, however, will not render such designations ineffective for federal income tax purposes even if it is a disproportionate designation as long as such designation is made pursuant to a rule described in a registration statement that was filed with the SEC before June 13, 1989.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.

FINANCIAL STATEMENTS

The financial statements listed below are incorporated herein by reference from the Fund’s Annual Report to Shareholders for the year ended December 31, 2011 as filed on Form N-CSR with the SEC on March 5, 2012 (File No. 811-4915). All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at 200 South Wacker Drive, Chicago, Illinois 60606 or by calling the Administrator toll-free at (888) 878-7845.

-	Report of independent registered public accounting firm

-	Schedule of Investments at December 31, 2011

-	Statement of Assets And Liabilities at December 31, 2011

-	Statement of Operations for the year ended December 31, 2011

-	Statement of Changes in Net Assets for the years ended December 31, 2011 and 2010

-	Statement of Cash Flows for the year ended December 31, 2011

-	Financial Highlights - Selected Per Share Data and Ratios

-	Notes to Financial Statements

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APPENDIX A

CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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STANDARD & POOR’S FINANCIAL SERVICES LLC

Long-Term Issue Credit Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not

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expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

P: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated B-1 is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated B-2 is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-3: A short-term obligation rated B-3 is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated AAA and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated AAA and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

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•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

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PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

In Part A:

Financial Highlights for fiscal years ended December 31, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010 and 2011

In Part B:

Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed March 5, 2012 (File No. 811-04915):

Report of independent registered public accounting firm

Schedule of Investments at December 31, 2011

Statement of Assets And Liabilities at December 31, 2011

Statement of Operations for the year ended December 31, 2011

Statement of Changes in Net Assets for the years ended December 31, 2011 and 2010

Statement of Cash Flows for the year ended December 31, 2011

Financial Highlights — Selected Per Share Data and Ratios

Notes to Financial Statements]

2.	Exhibits

a.1	Articles of Amendment and Restatement filed May 11, 2006 (Incorporated by reference from post-effective amendment no. 52 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

a.2	Articles Supplementary filed June 2, 2006 (Incorporated by reference from post-effective amendment no. 52 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

a.3	Form of Articles Supplementary Creating Series T and Series TH of Auction Preferred Stock filed July 14, 2006 (Incorporated by reference from post-effective amendment no. 53 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

a.4	Certificate of Correction to Articles of Amendment and Restatement filed August 4, 2006 (Incorporated by reference from post-effective amendment no. 54 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

a.5	Certificate of Correction to Articles Supplementary filed August 4, 2006 (Incorporated by reference from post-effective amendment no. 54 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

a.6	Articles of Amendment to Articles of Incorporation filed June 8, 2010 (Incorporated by reference from post-effective amendment no. 59 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

b.	Bylaws (Incorporated by reference from post-effective amendment no. 52 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

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c.	None

d.1	Specimen common stock certificate (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 33-10421)

d.2	Form of certificate of Remarketed Preferred Stock, Series D (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2, no. 33-24102)

d.3	Form of certificate of Remarketed Preferred Stock, Series E (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2, no. 33-24099)

d.4	Form of certificate of Auction Preferred Stock, Series F (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2, no. 333-130598)

d.5	Form of certificate of Auction Preferred Stock, Series TH (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2, no. 333-133715)

d.6	Form of Subscription Certificate for Rights Offering*

d.7	Form of Notice of Guaranteed Delivery for Rights Offering*

e.	Document setting forth the terms of Registrant’s dividend reinvestment plan (Incorporated by reference from post-effective amendment no. 46 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

f.	None

g.1	Investment Advisory Agreement (Incorporated by reference from post-effective amendment no. 59 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

g.2	Service Agreement (Incorporated by reference from post-effective amendment no. 39 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

g.3	Administration Agreement (Incorporated by reference from post-effective amendment no. 59 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

h.	Form of Dealer Manager Agreement*

i.	Not applicable

j.1	Custody Agreement (Incorporated by reference from post-effective amendment no. 45 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

j.2	Foreign Custody Manager Agreement (Incorporated by reference from post-effective amendment no. 45 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

k.1	Fund Accounting Agreement (Incorporated by reference from post-effective amendment no. 45 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

k.2	Form of Remarketing Agreement (Incorporated by reference from exhibit k.3 to pre-effective amendment no. 3 to Registrant’s registration statement on Form N-2, no. 33-22933)

k.3	Form of Paying Agent Agreement (Incorporated by reference from exhibit k.4 to pre-effective amendment no. 3 to Registrant’s registration statement on Form N-2, no. 33-22933)

k.4	Form of Amended and Restated Auction Agency Agreement (Incorporated by reference from post-effective amendment no. 53 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-04915)

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k.5	Form of Moody’s Preferred Stock Guidelines (Incorporated by reference from Exhibit k.11 to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2, no. 333-130598)

k.6	Form of Standard & Poor’s Preferred Stock Guidelines (Incorporated by reference from Exhibit k.12 to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2, no. 333-130598)

k.7	Form of Subscription Agent Agreement*

k.8	Form of Information Agent Agreement*

l.	Opinion and Consent of [legal counsel]*

m.	Not applicable

n.	Consent of Independent Registered Public Accounting Firm

o.	Not applicable

p.	Subscription Agreement for initial capital (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 33-10421)

q.	Not applicable

r.1	Amended and Restated Code of Ethics of Registrant*

r.2	Amended and Restated Code of Ethics of Duff & Phelps Investment Management Co. (investment adviser to Registrant)*

s.	Powers of Attorney

*	To be filed by amendment.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission registration fee	$
New York Stock Exchange listing fee	$
Printing and postage (including subscription certificates)	$
Accounting fees and expenses	$
Legal fees and expenses	$
Financial Industry Regulatory Authority fees	$
Reimbursement of Dealer Manager expenses	$
Subscription Agent fees and expenses	$
Information Agent fees and expenses	$
Miscellaneous	$
Total	$

Item 28.	Persons Controlled by or Under Common Control

The Fund does not consider that it is controlled, directly or indirectly, by any person. The information in the Statement of Additional Information regarding this subject is incorporated herein by reference.

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Item 29.	Number of Holders of Securities

Title of Class	Number of Record Holders [date within 90 days]
Common Stock, $.001 par value	[—]
Preferred Stock, $.001 par value	[—]

Item 30.	Indemnification

Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Registrant’s charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

•	the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•

the director or officer actually received an improper personal benefit in money, property or services or in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The Registrant’s charter obligates it, to the maximum extent permitted by Maryland law but subject to the exclusion required by Section 17(h) of the 1940 Act, to indemnify (a) any present or former director or officer or (b) any director or officer who, at the Registrant’s request, serves another enterprise as a director or officer. The Bylaws of the Registrant obligate it to provide advance of expenses to the fullest extent permitted by Maryland law, except as limited by the 1940 Act. Additionally, the Registrant’s Bylaws permit it to indemnify any other employees or agents of the Registrant to the extent authorized by the Registrant’s Board of Directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling

4

precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant, its directors and officers, the Registrant’s investment adviser and persons affiliated with them are insured under policies of insurance maintained by the Registrant and the investment adviser, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.	Business and Other Connections of Investment Adviser

Neither the Fund’s investment adviser, nor any of its directors or executive officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee, except as indicated in this Registration Statement.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31 (a) of the 1940 Act and the Rules promulgated thereunder are maintained at the offices of the Fund (200 South Wacker Drive, Suite 500, Chicago, Illinois 60606), the Fund’s investment adviser, administrator, custodian and transfer agent, and the Fund’s legal counsel, Mayer Brown LLP (71 South Wacker Drive, Chicago, Illinois 60606). See Parts A and B of this Registration Statement for the addresses of the Fund’s investment adviser, administrator, custodian and transfer agent.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

Not applicable.

(1) Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of

5

prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

6

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 16th day of March, 2012.

DNP SELECT INCOME FUND INC.

By:	/s/ Nathan I. Partain

Name:	Nathan I. Partain
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* David J. Vitale	Chairman and Director	March 16, 2012

* Nancy Lampton	Vice Chairman and Director	March 16, 2012

* Stewart E. Conner	Director	March 16, 2012

* Robert J. Genetski	Director	March 16, 2012

* Geraldine M. McNamara	Director	March 16, 2012

* Philip R. McLoughlin	Director	March 16, 2012

* Eileen A. Moran	Director	March 16, 2012

* Christian H. Poindexter	Director	March 16, 2012

* Carl F. Pollard	Director	March 16, 2012

/s/ Nathan I. Partain Nathan I. Partain	President and Chief Executive Officer (Principal Executive Officer), Director	March 16, 2012

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Signature	Title	Date

/s/ Alan M. Meder Alan M. Meder	Treasurer, Principal Financial and Accounting Officer, and Assistant Secretary (Principal Financial Officer)	March 16, 2012

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith or heretofore.

*By:	/s/Nathan I. Partain
Nathan I. Partain
Attorney-in-Fact

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EXHIBIT INDEX

Exhibit No.	Description	Sequential Page No.

n.	Consent of Independent Registered Public Accounting Firm

s.	Powers of Attorney

1